                                                                    EXHIBIT 10.2

                           SHARE PURCHASE AGREEMENT


                                 by and among


                                MetaSolv, Inc.,


                             MetaSolv Canada Inc.,


                        MetaSolv Canada Holdings Inc.,


                        LAT45 Information Systems Inc.,


Each of the Shareholders of LAT45 Degrees Information Systems Inc. Named Herein

                                      and

Each of Joseph Hatchuel, Toufik Abdallah, Serge Bouhadana and Jean-Nicolas Guet


                                  dated as of


                                 July 20, 2001

                               TABLE OF CONTENTS

                                   ARTICLE 1


                                 DEFINED TERMS

1.1  Defined Terms...........................................................  2
1.2  References and Titles................................................... 12

                                   ARTICLE 2


                          PURCHASE AND SALE OF SHARES

2.1  Purchase and Sale....................................................... 12
2.2  Purchase Price; Payments at Closing..................................... 12
2.3  Milestone Performance Adjustment........................................ 14


                                   ARTICLE 3


 JOINT AND SEVERAL REPRESENTATIONS AND WARRANTIES OF THE KEY EMPLOYEES AND THE
                               KEY SHAREHOLDERS

3.1  Organization, Good Standing, Etc........................................ 16
3.2  Subsidiaries of the Company............................................. 16
3.3  Capital Structure....................................................... 16
3.4  Authority............................................................... 17
3.5  No Conflict; Required Filings and Consents.............................. 17
3.6  No Bankruptcy or Insolvency............................................. 18
3.7  Books and Records Complete.............................................. 18
3.8  Financial Statements.................................................... 18
3.9  Absence of Certain Changes or Events.................................... 19
3.10 Compliance with Applicable Laws......................................... 19
3.11 Absence of Litigation................................................... 19
3.12 Insurance............................................................... 20
3.13 Real Property........................................................... 20
3.14 Leased Real Property.................................................... 20
3.15 Personal Property....................................................... 21
3.16 Liens and Encumbrances.................................................. 21
3.17 Environmental Matters................................................... 21
3.18 Taxes................................................................... 21
3.19 Certain Agreements...................................................... 23
3.20 Employee Matters and Benefit Plans...................................... 24
3.21 Intellectual Property................................................... 27
3.22 Affiliate Relationships................................................. 34
3.23 No Dispositions......................................................... 34
3.24 Accounts Receivable..................................................... 35
3.25 Brokers or Finders...................................................... 35
3.26 Disclosure.............................................................. 35

                                   ARTICLE 4


       SEVERAL REPRESENTATIONS OF THE SHAREHOLDERS AND THE KEY EMPLOYEES

4.1  Owners of Shares........................................................ 35
4.2  Investment Representations.............................................. 36
4.3  Authority............................................................... 38
4.4  No Conflict; Required Filings and Consents.............................. 38
4.5  No Unanimous Shareholders Agreement..................................... 38
4.6  Taxation................................................................ 38
4.7  No Bankruptcy/Insolvency................................................ 38
4.8  Related Agreements...................................................... 39
4.9  Breach of Representations............................................... 39
4.10 Family Law.............................................................. 39
4.11 Due Execution and Delivery.............................................. 39

                                   ARTICLE 5


                      REPRESENTATIONS OF METASOLV PARTIES

5.1  MetaSolv Party Representations.......................................... 40
5.2  MetaSolv Representations................................................ 41
5.3  MCH Representations..................................................... 42


                                   ARTICLE 6


                                    CLOSING

6.1  Closing................................................................. 42
6.2  Actions to Occur at Closing............................................. 42

                                   ARTICLE 7

                                INDEMNIFICATION

7.1  Indemnification of MetaSolv Indemnified Parties......................... 44
7.2  Indemnification of Shareholders......................................... 44
7.3  Defense of Third-Party Claims........................................... 44
7.4  Direct Claims........................................................... 46
7.5  Limitations............................................................. 46
7.6  Recourse against Escrowed Purchase Price................................ 47
7.7  Tax Related Adjustments................................................. 47

                                   ARTICLE 8

                               GENERAL PROVISIONS

8.1  Survival of Representations, Warranties, and Covenants.................. 48
8.2  No Waiver Relating to Claims for Fraud.................................. 48
8.3  Amendment and Modification.............................................. 48
8.4  Waiver of Compliance.................................................... 48
8.5  Specific Performance.................................................... 49
8.6  Severability............................................................ 49

8.7  Expenses and Obligations................................................ 49
8.8  Parties in Interest..................................................... 49
8.9  Notices................................................................. 49
8.10 Counterparts............................................................ 50
8.11 Entire Agreement........................................................ 51
8.12 Governing Law; Choice of Forum.......................................... 51
8.13 Public Announcements.................................................... 51
8.14 Assignment.............................................................. 51
8.15 Director and Officer Liability.......................................... 51
8.16 Appointment of Shareholders' Representative............................. 52
8.17 Dollars................................................................. 53
8.18 Employee Matters........................................................ 53
8.19 Headings................................................................ 53
8.20 Language................................................................ 53

Schedules
---------

Schedule A
Schedule 2.2(b)(i)
Schedule 2.2(b)(ii)
Schedule 2.2(b)(iii)
Schedule 3.1
Schedule 3.2
Schedule 3.5
Schedule 3.7
Schedule 3.8(b)
Schedule 3.9
Schedule 3.11
Schedule 3.12
Schedule 3.14
Schedule 3.15
Schedule 3.16
Schedule 3.18
Schedule 3.19(a)(i)
Schedule 3.19(a)(ii)
Schedule 3.19(a)(iii)
Schedule 3.19(a)(iv)
Schedule 3.19(a)(v)
Schedule 3.19(b)
Schedule 3.20(a)
Schedule 3.20(b)
Schedule 3.20(d)
Schedule 3.20(e)
Schedule 3.20(f)(i)
Schedule 3.20(f)(ii)
Schedule 3.20(g)

Schedule 3.20(h)
Schedule 3.20(k)
Schedule 3.21(b)
Schedule 3.21(c)
Schedule 3.21(d)
Schedule 3.21(e)
Schedule 3.21(i)
Schedule 3.21(j)
Schedule 3.21(l)
Schedule 3.21(m)
Schedule 3.21(n)
Schedule 3.21(w)
Schedule 3.21(y)
Schedule 3.21(aa)
Schedule 4.2
Schedule 4.6
Schedule 4.12(a)
Schedule 5.2(a)(iii)
Schedule 6.2(b)(v)(I)
Schedule 6.2(b)(v)(II)
Schedule 6.2(b)(vii)
Schedule 6.2(b)(viii)
Schedule 8.9

Exhibits
--------

Exhibit A  Exchange Agreement
Exhibit B  Support Agreement
Exhibit C  Cash Deposit Escrow Agreement
Exhibit D  Share Deposit Escrow Agreement
Exhibit E  Withholding Tax Escrow Agreement
Exhibit F  Registration Rights Agreement
Exhibit G  Form of Employment Agreement
Exhibit H  Form of Noncompetition Agreement
Exhibit I  Form of Stock Option Agreement
Exhibit J  Exchangeable Share Provisions
Exhibit K  Form of Legal Opinion of Vinson & Elkins L.L.P.
Exhibit L Form of Legal Opinion of Mendelsohn Rosentzveig Shacter Exhibit M Form of Legal Opinion of Stewart McKelvey Stirling Scales Exhibit N Release and Waiver of BAGH

                           SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement, dated as of July 20, 2001, is entered into by and among MetaSolv, Inc., a Delaware corporation, ("MetaSolv"), MetaSolv Canada Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of MetaSolv ("MetaSolv Canada"), MetaSolv Canada Holdings Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of MetaSolv Canada ("MCH"), LAT45 Degrees Information Systems Inc., a corporation incorporated under the federal law of Canada (the "Company"), each of the persons identified on Schedule A attached hereto (each a
                                              ----------
"Shareholder" and collectively the "Shareholders") and each of Joseph Hatchuel, Toufik Abdallah, Serge Bouhadana and Jean-Nicolas Guet (each a "Key Employee" and collectively the "Key Employees").

                                R E C I T A L S
                                - - - - - - - -

     A.   Each of the Shareholders listed on Schedule A hereto owns as of the
                                             ----------
date hereof the number of common shares, all without par value (the "Company Common Shares"), of the Company, set forth opposite such Shareholder's name.

     B. The Boards of Directors of MetaSolv, MetaSolv Canada and MCH, and each of the Shareholders, have each determined that it is advisable and in their best interests for MCH to purchase all of the Company Common Shares subject to the terms and conditions of this Agreement (the "Acquisition"), and in furtherance thereof, have approved the Acquisition whereby MCH shall purchase from the Shareholders, and the Shareholders shall sell to MCH, their respective Company Common Shares in consideration for the Purchase Price (hereinafter defined), subject to the terms and conditions of this Agreement.

     C.   Pursuant to the Acquisition:

          (i) MCH is purchasing all of the issued and outstanding Company Common Shares in return for a combination of cash and Exchangeable Shares (as hereinafter defined), as hereinafter contemplated, each of which Exchangeable Shares shall, when issued, be exchangeable into one share of common stock, par value $0.005 per share (the "MetaSolv Common Stock"), of MetaSolv;

          (ii)   an exchange agreement in the form attached hereto as Exhibit A
                                                                      ---------
     (the "Exchange Agreement") is being entered into among MetaSolv, MetaSolv Canada, MCH and certain of the Shareholders;

          (iii)  a support agreement in the form attached hereto as Exhibit B
                                                                    ---------
     (the "Support Agreement") is being entered into among MetaSolv, MetaSolv Canada and MCH;

          (iv) a cash deposit escrow agreement in the form attached hereto as Exhibit C (the "Cash Deposit Escrow Agreement") is being entered into
     ---------
     between MCH, each of the Shareholders, the Shareholders' Representative and the Escrow Agent;

          (v) a share deposit escrow agreement in substantially the form attached hereto as Exhibit D (the "Share Deposit Escrow Agreement") will be
                        ---------
     entered into as of the Share Issuance Date (as hereinafter defined) between MCH, each of the Employee Shareholders, each of the Key Shareholders, the Shareholders' Representative and the Escrow Agent;

          (vi) a withholding tax escrow agreement in the form attached hereto as Exhibit E (the "Tax Escrow Agreement") is being entered into by and
        ---------
     among MCH, the Tax Escrow Agent and each of the Non-Resident Shareholders (as hereinafter defined);

          (vii) a registration rights agreement in the form attached hereto as Exhibit E (the "Registration Rights Agreement") is being entered into
     ---------
     between MetaSolv, each of the Shareholders and the Shareholders' Representative;

          (viii) employment agreements in substantially the form attached hereto as Exhibit F (the "Employment Agreements") are being entered into
               ---------
     between the Company and each of the Key Employees (as hereinafter defined);

          (ix) noncompetition agreements in substantially the form attached hereto as Exhibit G (the "Noncompetition Agreements") are being entered
               ---------
     into between the Company and certain of the Employees and BAGH; and

          (x) stock option agreements in substantially the form attached hereto as Exhibit H ( the "Stock Option Agreements") will be entered into
               ---------
     between MetaSolv and certain of the Employees as of August 1, 2001.

                              A G R E E M E N T S
                              - - - - - - - - - -

     NOW, THEREFORE, in consideration of the respective representations, warranties, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                 DEFINED TERMS

     1.1  Defined Terms.  The following terms shall have the following meanings
          -------------
in this Agreement:

          "Accounts Receivable" means the rights of the Company or its subsidiaries to cash payments that would be classified as an account receivable on the asset side of a consolidated Balance Sheet of the Company and its subsidiaries prepared in accordance with Canadian GAAP, at the point in time immediately preceding the Closing.

          "Acquired Source Code" has the meaning set forth in Section
                                                              -------
3.21(a)(i).
----------
          "Acquisition" has the meaning set forth in the recitals.

          "Affiliate" means, with respect to any person, any other person controlling, controlled by or under common control with such person. For purposes of this definition and this Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a person.

          "Applicable Laws" means all laws, statutes, rules, regulations, ordinances, judgments, orders, decrees, injunctions, and writs of any Governmental Entity having jurisdiction over the Company or its subsidiaries or the businesses, operations or assets of the Company or its subsidiaries, as they may be in effect on or prior to the Closing.

          "Articles of Incorporation" means those certain Articles of Incorporation of the Company filed with Industry Canada, as amended to date.

          "Audited BAGH Balance Sheet" shall have the meaning set forth in
Section 4.12(a).
---------------

          "Average Trading Price" means the average of the closing trading prices of MetaSolv Common Stock on Nasdaq for each of the 20 Trading Days consisting of the ten Trading Days immediately preceding (but not including) the Closing Date and the ten Trading Days immediately following (but not including) the Closing Date.

          "BAGH" means B.A.G.H. Technologies Inc.

          "BAGH Financial Statements" has the meaning set forth in Section
                                                                   -------
4.12(a).
-------

          "BAGH Liabilities" has the meaning set forth in Section 4.12(a).
                                                          ---------------

          "Balance Sheet" has the meaning set forth in Section 3.8(a).
                                                       --------------

          "Balance Sheet Date" has the meaning set forth in Section 3.8(a).
                                                            --------------

          "Basket Amount" has the meaning set forth in Section 7.5(a).
                                                       --------------

          "Benefit Arrangements" has the meaning set forth in Section 3.20(a).
                                                              ---------------

          "Business Day" means any day other than (i) a Saturday or Sunday or
(ii) a day on which commercial banks in Dallas, Texas or Montreal, Quebec are required to be closed.

          "Canadian Benefit Plans" has the meaning set forth in Section 3.20(f).
                                                                ---------------

          "Canadian GAAP" means Canadian generally accepted accounting principles.

          "Cash Deposit Escrow Agreement" has the meaning set forth in the recitals.

          "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Article 7.

          "Closing Cash Purchase Price" has the meaning set forth in Section
                                                                     -------
2.2(a).
------

          "Closing Date" means the date of the Closing.

          "Closing Shares" has the meaning set forth in Section 2.2(b)(iii).
                                                        -------------------

          "Code" shall mean the United States Internal Revenue Code of 1986, as amended. All references to the Code, U.S. Treasury regulations or other governmental pronouncements shall be deemed to include references to any applicable successor regulations or amending pronouncement.

          "Commercial Software Rights" has the meaning set forth in Section
                                                                    -------
3.21(a)(ii).
-----------

          "Company" has the meaning set forth in the first paragraph of this Agreement.

          "Company Common Shares" has the meaning set forth in the recitals.

          "Company Products" means all products and services (including all enhancements, improvements and upgrades including new modules forming part of the Red suite of programs) offered by the Company as of the Closing Date.

          "Consents" means all governmental consents and approvals and all consents and approvals of third parties, in each case that are necessary in order to transfer the Company Common Shares, or the control of the Company and its subsidiaries and their properties and assets, to MCH and otherwise to consummate the transactions contemplated hereby.

          "Contracts" means all agreements, contracts, or other binding commitments, arrangements or plans, written or oral (including any amendments and other modifications thereto), to which the Company or any of its subsidiaries is a party or is otherwise bound.

          "Copyrights" has the meaning set forth in Section 3.21(a)(iv).
                                                    -------------------

          "CSST" has the meaning set forth in Section 3.20(g)(i).
                                              ------------------

          "Debt", without duplication, means as of the point in time immediately preceding the Closing and except for accounts and obligations owed by the Company to its subsidiaries or owed by a subsidiary of the Company to the Company and/or one or more of its subsidiaries, (a) all indebtedness (including the principal amount thereof or, if applicable, the accreted amount thereof and the amount of accrued and unpaid interest thereon) of the Company and its subsidiaries, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (b) all deferred indebtedness of the Company and its subsidiaries for the payment of the purchase price of property or assets purchased, (c) all obligations of the Company and its subsidiaries to pay rent or other payment amounts under a lease of real or Personal Property that is required to be classified as a capital lease or a liability on the face of a Balance Sheet prepared in accordance with Canadian GAAP, (d) any outstanding reimbursement obligation of the Company or its subsidiaries with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company or its subsidiaries, (e) any payment obligation of the Company or its subsidiaries under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (f) all indebtedness for borrowed money secured by any Lien existing on property owned by the Company or its subsidiaries, whether or not indebtedness secured thereby shall have been assumed, (g) all guarantees, endorsements, assumptions and other contingent obligations of the Company or its subsidiaries in respect of, or to purchase or to otherwise acquire, indebtedness for borrowed money of others, (h) all other short-term and long-term liabilities of the Company or its subsidiaries of any nature and (i) all premiums, penalties and change of control payments required to be paid or offered in respect of any of the foregoing as a result of the consummation of the transactions contemplated by this Agreement regardless if any of such are actually paid.

          "Employee Shareholder" means any Shareholder that is employed by the Company or any of its subsidiaries as of the Closing Date.

          "Employees" has the meaning set forth in Section 3.20(b).
                                                   ---------------

          "Employment Agreements" has the meaning set forth in the recitals.

          "Environmental Costs or Liabilities" has the meaning set forth in
Section 3.17(d).
---------------

          "Environmental Laws" means all common, civil, federal, provincial, state, territorial, regional, municipal or local laws which relate to protection of the environment, health and safety, or Hazardous Substances contained in statutes or regulations or in written policies, guidelines, orders, directives or notices which have the force of law or permits, approvals or court or other tribunal orders having jurisdiction over the Company and its subsidiaries and their respective assets and businesses.

          "Escrow Agent" means Computershare Trust Company of Canada and includes its successors and assigns.

          "Escrow Agreements" means the Cash Deposit Escrow Agreement, the Share Deposit Escrow Agreement and the Tax Escrow Agreement.

          "Escrowed Cash Purchase Price" has the meaning set forth in Section
                                                                      -------
2.2(b)(ii).
----------

          "Escrowed Shares" has the meaning set forth in Section 2.2(b)(iv).
                                                         ------------------

          "Exchange Act" means the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

          "Exchange Agreement" has the meaning set forth in the recitals

          "Exchangeable Shares" means the non-voting exchangeable shares in the capital of MCH, having substantially the rights, privileges, restrictions and conditions set out in Exhibit J to this Agreement.
                      ---------

          "Family Trusts" means Fiducie Cloalima, Fiducie Yada, Fiducie familiale Tousagami and Fiducie Tom-Tom.

          "Financial Statements" has the meaning set forth in Section 3.8(a).
                                                              --------------

          "Former Employees" means all individuals as to whom an employer-employee relationship with the Company or its subsidiaries existed prior to the Closing Date, but does not exist on the Closing Date, who remain entitled to benefits under any applicable welfare or benefit plan or program.

          "Former Shareholder" has the meaning as set forth in Section 8.16(c).
                                                               ---------------

          "Governmental Authorization" means any (a) Permit, franchise, permission, easement, variance, clearance, qualification, exemption order, approval or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement or (b) right under any Contract with any Governmental Entity.

          "Governmental Entity" means any federal, provincial, state, regional or municipal government or other political subdivision thereof and any entity or person of competent jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

          "Hazardous Substances" means (a) any hazardous materials, hazardous wastes, hazardous substances, toxic wastes, and toxic substances as those or similar terms are defined under any Environmental Laws, (b) any asbestos or any material that contains any hydrated mineral silicate, including chrysolite, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable (c) PCBs, or PCB-containing materials, or fluids, (d) radon, (e) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, contaminant, constituent, or solid, liquid or gaseous waste, (f) any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any fractions or derivatives thereof, any oil or gas exploration or production waste, and any natural gas, synthetic gas and any mixtures thereof, (g) any substance that, whether by its nature or its use, is subject to regulation under any Environmental Laws or with respect to which any Environmental Laws or Governmental Entity requires environmental investigation, monitoring or remediation or (h) any underground storage tanks, dikes, or impoundments as defined under any Environmental Laws.

          "Indemnified Costs" means the MetaSolv Indemnified Costs or the Shareholder Indemnified Costs, as the case may be.

          "Indemnified Parties" means the MetaSolv Indemnified Parties or the Shareholder Indemnified Parties, as the case may be.

          "Indemnifying Party" has the meaning set forth in Section 7.3.
                                                            -----------

          "Indemnified Representation Costs" means the MetaSolv Indemnified Representation Costs or the Shareholder Indemnified Representation Costs, as the case may be.

          "IRS" means the Internal Revenue Service of the United States.

          "Intellectual Property" has the meaning set forth in Section
                                                               -------
3.21(a)(iii).
------------

          "Intellectual Property Rights" has the meaning set forth in Section
                                                                      -------
3.21(a)(iv).
-----------

          "Key Employee Trust" means Fiducie Personnel-cle LAT45.

          "Key Employee Trust Distributions" means the distributions of property from the Key Employee Trust set forth on the Appendix to Schedule 3.20(c), which
                                                         ----------------
shall occur at any time on or after the Closing Date.

          "Key Employees" means each of Joseph Hatchuel, Toufik Abdallah, Serge Bouhadana and Jean-Nicolas Guet.

          "Key Shareholders" means each of the Family Trusts, the Key Employee Trust and BAGH.

          "Knowledge" means, with respect to a specified party hereto or the Company, the actual knowledge of such party or the Company (including, but not limited to, (a) the actual knowledge of any subsidiaries of such party or the Company and (b) the actual knowledge of any officers, directors, employees, consultants or counsel (i) of such party or the Company and (ii) of any subsidiaries of such party or the Company), together with such additional knowledge as would be acquired by a reasonable person upon conducting reasonable and diligent inquiry concerning the subject matter in question.

          "Leased Real Property" means all of the Company's or its subsidiaries' leasehold interests, easements, licenses, rights to access and rights-of-way that are used or held for use in the business and operations of the Company or its subsidiaries, including those interests that are identified and described in

Schedule 3.14.
-------------

          "Legal Requirements" means any federal, state, provincial, regional, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity and all requirements set forth in applicable Contracts.

          "Licensed Intellectual Property" has the meaning set forth in Section
                                                                        -------
3.21(a)(v).
----------

          "Liens" has the meaning set forth in Section 3.16.
                                               ------------

          "Majority-in-Interest of the Shareholders" means the holders whose Company Common Shares represent more than 50% of the Company Common Shares (based on the Company Common Shares actually issued and outstanding at the point in time immediately after to the Closing and after giving effect to the Key Employee Trust Distributions).

          "Maskworks" has the meaning set forth in Section 3.21(a)(iv).
                                                   -------------------

          "Material Adverse Effect" means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects (considered together with all other matters that would constitute exceptions to the representations and warranties set forth in this Agreement but for the presence of "Material Adverse Effect" or other materiality qualifications, or any similar qualifications, in such representations and warranties), that is or would reasonably be expected to be materially adverse to or have a material adverse effect on the business, assets (including intangible assets), capitalization, condition, liabilities, financial performance, results of operations or prospects of the Company and its subsidiaries.

          "Material Contract" has the meaning set forth in Section 3.19(a).
                                                           ---------------

          "MetaSolv" has the meaning set forth in the first paragraph of this Agreement.

          "MCH" has the meaning set forth in the first paragraph of this Agreement.

          "MetaSolv Claims Notice" has the meaning set forth in Section 7.6.
                                                                -----------

          "MetaSolv Common Stock" has the meaning set forth in the recitals.

          "MetaSolv Indemnified Costs" means (a) all MetaSolv Indemnified Representation Costs and (b) all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the MetaSolv Indemnified Parties incurs and that arise out of any breach by any Shareholder of any of the covenants or agreements of any Shareholder under this Agreement or any other Transaction Document executed in connection herewith.

          "MetaSolv Indemnified Parties" means each MetaSolv Party and each officer, director, employee, stockholder, and Affiliate of each MetaSolv Party. After the Closing, the Company and its subsidiaries shall be deemed to be MetaSolv Indemnified Parties.

          "MetaSolv Indemnified Representation Costs" means any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the MetaSolv Indemnified Parties incurs and that arise out of any breach or default by any Shareholder of any of the representations or warranties under this Agreement or any other Transaction Document.

          "MetaSolv Party" means each of MetaSolv, MetaSolv Canada and MCH.

          "MetaSolv Securities" has the meaning set forth in Section 4.2.
                                                             -----------

          "Milestone Amount" has the meaning set forth in Section 2.3.
                                                          -----------

          "Nasdaq" means the Nasdaq National Market.

          "Net Closing Cash Purchase Price" has the meaning set forth in Section
                                                                         -------
2.2(b)(i).
---------

          "Noncompetition Agreements" has the meaning set forth in the recitals.

          "Non-Employee Shareholder" means any Shareholder that is not an Employee Shareholder or a Key Shareholder.

          "Non-Resident Shareholders" means the Shareholders who are non-residents of Canada within the meaning of the Tax Act.

          "Patents" has the meaning set forth in Section 3.21(a)(iv).
                                                 -------------------

          "Performance Milestone" has the meaning set forth in Section 2.3.
                                                               -----------

          "Permits" means all permits, registrations, certificates, licenses, approval and authorizations and the like.

          "Permitted Liens" has the meaning set forth in Section 3.16.
                                                         ------------

          "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity.

          "Personal Property" means all of the machinery, equipment, computer programs, computer software, tools, motor vehicles, furniture, furnishings, leasehold improvements, office equipment, inventories, supplies, plant, spare parts, and other tangible property which is owned, leased or licensed by the Company or its subsidiaries and which is used or held for use in their respective businesses or operations.

          "Purchase Price" means the consideration payable by MCH as provided in
Section 2.2 hereof.
-----------

          "Registered Intellectual Property Rights" has the meaning set forth in
Section 3.21(a)(v).
------------------

          "Registration Rights Agreement" has the meaning set forth in the recitals.

          "Regulation S" means Regulation S promulgated under the Securities
Act.

          "Schedules" means the Schedules attached hereto.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities Act" means the United States Securities Act of 1933 and the rules and regulations promulgated thereunder.

          "Share Deposit Escrow Agreement" has the meaning set forth in the recitals.

          "Share Issuance Date" has the meaning set forth in Section 2.2(c).
                                                             --------------

          "Shareholders" has the meaning set forth in the first paragraph of this Agreement.

          "Shareholder Indemnified Costs" means (a) all Shareholder Indemnified Representation Costs, and (b) any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Shareholder Indemnified Parties incurs and that arise out of any breach by MCH, MetaSolv Canada or MetaSolv of any of the covenants or agreements under this Agreement or any other Transaction Document.

          "Shareholder Indemnified Parties" means each of the Shareholders, each of the Key Employees and each officer, director, employee, stockholder and Affiliate of the Shareholders and the Key Employees.

          "Shareholder Indemnified Representation Costs" means any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable legal fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Shareholder Indemnified Parties incurs and that arise out of any breach or default by MCH, MetaSolv Canada or MetaSolv of any of its representations or warranties under this Agreement or any other Transaction Document.

          "Shareholders' Representative" means each of Joseph Hatchuel, Toufik Abdallah and Serge Bouhadana, jointly or severally, or his successor in that capacity appointed pursuant to Section 8.16.
                               ------------

          "Shares" has the meaning set forth in the recitals.

          "Spin-off Agreement" has the meaning set forth in Section 4.12(c).
                                                            ---------------

          "Stock Option Agreements" has the meaning set forth in the recitals.

          "subsidiary" or "subsidiaries" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          "Successor Shareholders" has the meaning set forth in Section 8.16.
                                                                ------------

          "Support Agreement" has the meaning set forth in the recitals.

          "Tax" (or "Taxes") means (a) any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, goods and services, transfer, franchise, profits, license, withholding on amounts paid by the Company or any of its subsidiaries, payroll, employment, worker's compensation, excise, production, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and/or any penalty, addition to tax or additional amount imposed by any taxing authority, (b) any liability of the Company or any of its subsidiaries for the payment of any amounts of the type described in clause (a) as a result of being a member of an affiliated or consolidated group or arrangement whereby liability of the Company or any of its subsidiaries for the payment of such amounts was determined or taken into account with reference to the liability of any other person for any period and (c) liability of the Company or any of its subsidiaries with respect to the payment of any amounts of the type described in clause (a) or (b) as a result of any express or implied obligation to indemnify any other person.

          "Tax Act" means the Income Tax Act (Canada), as amended from time to time.

          "Tax Escrow Agent" means Aird & Berlis LLP and includes its successors and assigns.

          "Tax Escrow Agreement" has the meaning set forth in the recitals.

          "Tax Return" means any return, declaration, report, statement, estimate, information return or statement required to be filed by or with respect to the Company or any of its subsidiaries in respect of any Taxes, including, without limitation, (a) any federal income Tax return in which the Company or any of its subsidiaries is included and (b) any state, provincial, local or foreign income Tax returns in which the Company or any of its subsidiaries is included.

          "Tax Withholding Amount" shall have the meaning set forth in Section
                                                                       -------
2.2(b)(iii).
-----------

          "Technology" has the meaning set forth in Section 3.21(a)(vi).
                                                    -------------------

          "Trademarks" has the meaning set forth in Section 3.21(a)(iv).
                                                    -------------------

          "Trading Days" means any day on which Nasdaq is open for trading.

          "Transaction Documents" means this Agreement, the Exchange Agreement, the Support Agreement, the Cash Deposit Escrow Agreement, the Share Deposit Escrow Agreement, the Tax Escrow Agreement, the Registration Rights Agreement, the Employment Agreements, the Noncompetition Agreements and all other documents to be executed by any of the Company, the Shareholders, the Shareholders' Representative, MetaSolv, MetaSolv Canada or MCH in connection with the consummation of the transactions contemplated in this Agreement.

          "Undisclosed Liabilities" means any and all liabilities or obligations of any kind, whether accrued, absolute, fixed, contingent or otherwise, of the Company or any of its subsidiaries that are not fully and accurately reflected or reserved against on the Balance Sheet or in Schedule 3.8(b).
                                               ---------------

          "United States" or "U.S." means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

          "U.S. GAAP" means United States generally accepted accounting principles as determined by MetaSolv in a manner consistently applied in its financial statements.

          "U.S. Person" means (a) any natural person resident in the United States, (b) any partnership or corporation organized or incorporated under the laws of the United States or any state or territory thereof, (c) any estate of which any executor or administrator is a U.S. Person, (d) any trust of which any trustee is a U.S. Person, (e) any agency or branch of a foreign entity located in the United States, (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (g) any discretionary account of similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States and (h) any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

          "Voting Debt" has the meaning set forth in Section 3.3.
                                                     -----------

     1.2  References and Titles.  All references in this Agreement to Exhibits,
          ---------------------
Schedules, Articles, Sections, subsections, and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder," and "hereof," and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection," and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms.

                                   ARTICLE 2

                          PURCHASE AND SALE OF SHARES

     2.1  Purchase and Sale.  Concurrently with the execution and delivery of
          -----------------
this Agreement by the parties hereto, each Shareholder is selling to MCH, and MCH is purchasing from such Shareholder, the Company Common Shares owned by such Shareholder free and clear of all Liens.

     2.2  Purchase Price; Payments at Closing.
          -----------------------------------

          (a) The aggregate purchase price (the "Purchase Price") payable by MCH to the Shareholders in consideration for the sale of the Company Common Shares shall, subject to adjustment as hereinafter provided pursuant to Section
                                                                        -------
2.3, consist of (i) $6,195,004.41 in cash (the "Closing Cash Purchase Price")
---
and (ii) that number of Exchangeable Shares (the "Share

Purchase Price") equal to the quotient obtained by dividing (A) $2,804,995.59 by
                                                                              --
(B) the Average Trading Price; provided, however, that in no event shall the number of Exchangeable Shares constituting the Share Purchase Price exceed 425,000 shares (as adjusted for stock splits, dividends, combinations, recapitalizations and the like); provided further, that to the extent that the number of Exchangeable Shares constituting the Share Purchase Price would have exceeded 425,000 shares (as adjusted for stock splits, dividends, combinations, recapitalizations and the like) pursuant to Section 2.2(a)(ii) above but for the
                                            ------------------
foregoing limitation, MCH shall, pursuant to Section 2.2(c), pay or cause to be
                                             --------------
paid to the Shareholders an aggregate cash payment (the "Additional Cash Purchase Price") equal to (X) $2,804,995.59 less (Y) the Average Trading Price
                                            ----
multiplied by 425,000 shares (as adjusted for stock splits, dividends,
---------- --
combinations, recapitalizations and the like). Subject to adjustment as set forth in this Agreement and subject to the terms and conditions of the Escrow Agreements, each Shareholder shall be entitled to receive that portion of the Purchase Price and the Escrowed Cash Purchase Price, in the amount and form of consideration, set forth opposite such Shareholder's name on Schedule A;
                                                             ----------
provided, however, that any fractional share resulting from the allocation of the Share Purchase Price shall be rounded down to the next whole share and no Shareholder shall be entitled to a receive any such fractional share, or cash in lieu thereof.

          (b) Concurrently with the execution and delivery of this Agreement by the parties hereto, MCH is:

               (i) paying or causing to be paid to the Shareholders, via wire transfer of immediately available funds to the account designated by the Shareholders' Representative as set forth on Schedule 2.2(b)(i), $5,825,847.82
                                             ------------------
(the "Net Closing Cash Purchase Price");

               (ii) paying or causing to be paid to the Escrow Agent under the Cash Deposit Escrow Agreement, via wire transfer of immediately available funds to the account set forth on Schedule 2.2(b)(ii), $2,000,000 (the "Escrowed Cash
                            -------------------
Purchase Price"); provided that the Escrowed Cash Purchase Price shall be subject in all respect to Section 7.6 hereof and shall be paid by the Escrow
                          -----------
Agent in accordance with the terms and conditions of Section 2.3 and Section 7.6
                                                     -----------     -----------
hereof and the provisions of the Cash Deposit Escrow Agreement; and

               (iii)  paying or causing to be paid to the Tax Escrow Agent, via wire transfer of immediately available funds to the account set forth on
Schedule 2.2(b)(iii), $369,156.59 (the "Tax Withholding Amount") in respect
--------------------
of the Non-Resident Shareholders, which Tax Withholding Amount shall be 30% (in the case of a Non-Resident Shareholder who is an individual) and 45% (in the case of all other Non-Resident Shareholders) of the Non-Resident Shareholder's proportionate share of $12,458,245.59, being the sum of: (A) $8,000,000; (B) $3,272,500, being the amount which results when 425,000 is multiplied by $7.70, being the closing price of the shares of the common stock of MetaSolv on the Nasdaq National Market (the "MetaSolv Closing Price") on the day immediately prior to the date of this Agreement; and (c) U.S. $1,185,745.59, being the amount (which cannot be less than zero) which results when $2,804,995.59 is reduced by the result of (X) 425,000 being multiplied by (Y) $3.81, being one half of the average MetaSolv Closing Price for the ten Trading Days immediately preceding (and excluding) the date of this Agreement.

          (c) On the third Business Day following the later of (I) the date on which MCH receives written evidence of the approval of the application filed with the Quebec Securities Commission in connection with the Acquisition on terms and conditions satisfactory to MCH, acting reasonably, or (II) the tenth Trading Day following, but not including, the Closing Date (such date being referred to herein as the "Share Issuance Date"), MCH shall:

               (i) deliver or cause to be delivered to the Non-Employee Shareholders, via delivery to the Shareholders' Representative, the Exchangeable Shares due to them under this Agreement (the "Closing Shares");

               (ii) deliver or cause to be delivered to the Escrow Agent under the Share Deposit Escrow Agreement the Exchangeable Shares due each Employee Shareholder and each Key Shareholder under this Agreement (the "Escrowed Shares"); provided that the Escrowed Shares of each such Employee Shareholder and each such Key Shareholder shall be subject in all respects to
Section 7.6 hereof and shall be delivered by the Escrow Agent in accordance
-----------
with the terms and conditions of Section 7.6 hereof and the provisions of the
                                 -----------
Share Deposit Escrow Agreement;

               (iii) deliver or cause to be delivered to the Non-Employee Shareholders, via wire transfer of immediately available funds to the account set forth on Schedule 2.2(b)(i), that portion of the Additional Cash Purchase
             ------------------
Price, if any, that is due to them in accordance with the provisions of Section
                                                                        -------
2.2(a); and
------

               (iv) deliver or cause to be delivered to the Escrow Agent under the Cash Deposit Escrow Agreement, via wire transfer of immediately available funds to the account set forth on Schedule 2.2(b)(ii), that portion of the
                                  -------------------
Additional Cash Purchase Price, if any, that is due to the Employee Shareholders and the Key Shareholders in accordance with the provisions of Section 2.2(a);
                                                              --------------
provided that such escrowed portion of the Additional Cash Purchase Price shall be subject in all respect to Section 7.6 hereof and shall be paid by the Escrow
                             -----------
Agent in accordance with the terms and conditions of Section 7.6 hereof and the
                                                     -----------
provisions of the Cash Deposit Escrow Agreement.

Notwithstanding the foregoing, if the Share Issuance Date is later than October 15, 2001, then MCH shall promptly pay that portion of the Escrowed Share Purchase Price, if any, set forth opposite each Shareholder's name on Schedule A
                                                                      ----------
to such Shareholder in cash; provided, however, that such cash payments shall retain the character in terms of any escrow obligations relating thereto as would have been the case had such payments been made by MCH by issuing Exchangeable Shares.

     2.3  Milestone Performance Adjustment.
          --------------------------------

          (a) If between the Closing Date and December 31, 2001, MetaSolv (on a consolidated basis under U.S. GAAP) recognizes revenues under U.S. GAAP for sales of Company Products that are equal to at least $4,000,000 (the "Milestone Amount"), then, upon such a determination by MCH (which determination shall be made within 30 days after December 31, 2001), each of MCH and the Shareholders' Representative shall promptly instruct the Escrow Agent in writing to distribute (in accordance with the terms of the Cash Deposit

Escrow Agreement) to the Shareholders' Representative a total of $1,000,000 from the Escrowed Cash Purchase Price; provided, however, that upon written request by the Shareholders' Representative to MCH, MCH shall perform the necessary calculations within 30 days following the end of the calendar quarter ended September 30, 2001, and, if it is determined that MetaSolv (on a consolidated basis under U.S. GAAP) has recognized revenues under U.S. GAAP for sales of Company Products (subject to customary enhancements and modifications) that are equal to at least the Milestone Amount for the period between the Closing Date and September 30, 2001, then each of MCH and the Shareholders' Representative shall promptly instruct the Escrow Agent in writing to distribute (in accordance with the terms of the Cash Deposit Escrow Agreement) to the Shareholders' Representative a total of $1,000,000 from the Escrowed Cash Purchase Price.

          (b) If between the Closing Date and December 31, 2001, MetaSolv (on a consolidated basis under U.S. GAAP) does not recognize revenues under U.S. GAAP for sales of Company Products (subject to customary enhancements and modifications) that are equal to at least the Milestone Amount, then, upon a determination by MCH (which determination shall be made within 30 days after December 31, 2001), each of MCH and the Shareholders' Representative shall promptly instruct the Escrow Agent in writing to distribute (in accordance with the terms of the Cash Deposit Escrow Agreement) to MCH from the Escrowed Cash Purchase Price an amount equal to $2.00 for every $1.00 by which such sales of Company Products are less than the Milestone Amount; provided that such amount to be distributed to MCH pursuant to this Section 2.3(b) shall not exceed $2,000,000.

     2.4  Section 85 Election.  Eligible holders of Company Common Shares who
          -------------------
receive Exchangeable Shares in exchange for such Company Common Shares shall be entitled to make an income tax election pursuant to section 85 of the Tax Act (and in the equivalent provision of any provincial income tax law) with respect to the transfer of their Company Common Shares to MCH in exchange for Exchangeable Shares. Eligible holders must provide two completed copies of the necessary election forms which have been executed by such eligible holder to MCH. The amount to be elected in such forms shall be an amount determined by such eligible holder (or his or her professional advisors), provided that such elected amount complies with the statutory limitations. The parties agree that for income and corporations tax purposes the acquisition cost to MCH and proceeds of disposition to the eligible holder of Company Common Shares disposed of to MCH in consideration of Exchangeable Shares shall be deemed to be an amount equal to the amount so elected. MCH agrees to execute the election forms provided to it by an eligible holder and return such forms to such eligible holder within 30 days of the receipt thereof for filing by such eligible holder with the applicable taxing authority. With the exception of execution or causing execution of the election by MCH, compliance with the requirements to a valid election and the filing of such election shall be the sole responsibility of the eligible holder making the election. For purposes of this provision, an eligible holder is a holder of Company Common Shares who is (a) a resident of Canada for purposes of the Tax Act, other than a person who is exempt from tax under the Tax Act or (b) a non-resident of Canada who will be subject to tax in Canada on the disposition of Company Common Shares and who is not entitled to relief from Canadian tax pursuant to the provisions of an income tax convention.

                                   ARTICLE 3

               JOINT AND SEVERAL REPRESENTATIONS AND WARRANTIES

                 OF THE KEY EMPLOYEES AND THE KEY SHAREHOLDERS

     The Key Employees and the Key Shareholders, jointly and severally, represent and warrant to each MetaSolv Party as of the date hereof as follows (with the understanding that each MetaSolv Party is relying on such representations and warranties in entering into and performing this Agreement):

     3.1  Organization, Good Standing, Etc.  Each of the Company and its
          ---------------------------------
subsidiaries is a corporation, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified and in good standing to do business in each jurisdiction listed on Schedule 3.1, which jurisdictions represent every
                               ------------
jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary. The Company has delivered to MCH or its representatives true and complete copies of the Articles of Incorporation and Bylaws of the Company and each of its subsidiaries, as in effect at the date of this Agreement. The Company is not in violation of any provisions of its Articles of Incorporation or Bylaws and none of its subsidiaries is in violation of its respective comparable organizational documents or bylaws.

     3.2  Subsidiaries of the Company.  Schedule 3.2 sets forth a true and
          ---------------------------   ------------
complete list of all of the Company's subsidiaries, together with the jurisdiction of incorporation of each subsidiary and the percentage of each subsidiary's outstanding capital stock or other equity interests owned by the Company or another subsidiary of the Company. Except as set forth on Schedule
                                                                     --------
3.2, all outstanding shares of capital stock of , or other ownership interests
---
in, each subsidiary of the Company have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all Liens. Except as disclosed on Schedule 3.2, the Company does not
                                           ------------
own, directly or indirectly, any subsidiaries or own, or have the right, pursuant to a contract or otherwise, to acquire any capital stock, equity interest or other similar investment in any corporation, partnership, joint venture, association, limited liability company, trust or other entity.

     3.3  Capital Structure.  The authorized capital stock of the Company
          -----------------
consists of an unlimited number of Company Common Shares and preferred shares. As of the date of this Agreement, there are (i) 5,517,775 Company Common Shares issued and outstanding and (ii) no preferred shares issued or outstanding. All the issued and outstanding Company Common Shares are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights or in violation of applicable securities legislation or other applicable legal requirements. There are no bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote ("Voting Debt") on any matters on which holders of Company Common Shares may vote. Except as set forth on Schedule A, there are no options, warrants,
                                 ----------
calls, rights, commitments, or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, or sell, or cause to be, issued, delivered or sold, additional Company Common Shares or any Voting Debt, or obligating the Company to grant, extend, or enter into any such option, warrant, call, right, commitment, or agreement. There is no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which either the Company or its subsidiaries is a party or by which it is bound with respect to any class of securities of the Company and its subsidiaries. Except as disclosed in Schedule A, there are no outstanding contractual obligations of the Company,
   ----------
to repurchase, redeem, or otherwise acquire any Company Common Shares. Schedule
                                                                       --------
A identifies as of the date of this Agreement the record and beneficial owner,
-
if different, of the issued and outstanding Company Common Shares. Upon the completion of the acquisition pursuant to the terms and conditions of this Agreement, MCH will acquire all of the issued and outstanding capital stock of the Company and its subsidiaries and all securities convertible into, exercisable for or exchangeable into capital stock of the Company or its subsidiaries, free and clear of any Liens.

     3.4  Authority.  Each of the Shareholders has all requisite power and
          ---------
authority to enter any Transaction Document to which he, she or it is a party and to consummate the transactions contemplated hereby or thereby. The Transaction Documents to which the Shareholders are a party have been duly executed and delivered and constitute the valid and binding obligations of the Shareholders enforceable against them in accordance with their respective terms, subject as to enforceability, to applicable bankruptcy, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     3.5  No Conflict; Required Filings and Consents.  The execution and
          ------------------------------------------
delivery of this Agreement by the Shareholders and the execution and delivery of the other Transaction Documents to which the Company or any of its subsidiaries is a party do not and the performance by the Shareholders and the Company or any of its subsidiaries of the transactions contemplated hereby or thereby will not, subject to obtaining the Consents and making the filings described in this Section or as otherwise described on Schedule 3.5, (a) violate, conflict with,
                                     ------------
or result in any breach of any provision of the Company's Articles of Incorporation or Bylaws or the comparable organizational documents or bylaws of any of its subsidiaries, (b) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or give any party the right to terminate or accelerate (whether as a result of a change of control of the Company or any of its subsidiaries or otherwise as a result of this Agreement) any obligation, or result in the loss of any benefit or give any person the right to require any security to be repurchased, or give rise to the creation of any Lien upon any of the assets of the Company or any of its subsidiaries under, any of the terms, conditions, or provisions of any loan or credit agreement, note, bond, mortgage, indenture, deed of trust or any Material Contract to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their assets is bound, (c) violate any order, writ, judgment, injunction, decree, statute, law, rule, or regulation, of any Governmental Entity binding upon the Company or any of its subsidiaries or by which or to which any of the assets of the Company or any of its subsidiaries is bound or subject or (d) invalidate or adversely affect any Permit necessary for the Company or any of its subsidiaries to conduct their respective businesses. The aggregate value of the assets in Canada, determined as of such time and in such manner as is prescribed by the Competition Act (Canada) and the regulations thereto, that are owned by the Company, does not exceed C$35 million, and the gross revenues from sales in or from Canada, determined for such annual period and in such manner as is prescribed by the

Competition Act (Canada) and the regulations thereto, generated from the assets referred to above, do not exceed C$35 million. At the end of the last completed fiscal year of the Company ending prior to the date of this Agreement, the Company's consolidated assets, as determined in accordance with Canadian GAAP, was less than C$209,000,000. Other than the filing required with Industry Canada under the Investment Canada Act (Canada), no Consent of or registration, declaration, or filing with any Governmental Entity is required by or with respect to the Shareholders, the Company or any of the Company's subsidiaries in connection with the execution and delivery of this Agreement and any other Transaction Documents by the Company or any of its subsidiaries or the consummation of the transactions contemplated hereby or thereby.

     3.6  No Bankruptcy or Insolvency.  Neither the Company nor any of its
          ---------------------------
subsidiaries is insolvent, has committed an act of bankruptcy, has proposed a compromise or arrangement to its creditors generally, has had any petition for a receiving order in bankruptcy filed against it, has taken any proceeding with respect to a compromise or arrangement, has taken any proceeding to have itself declared bankrupt or wound-up, has taken any proceeding to have a receiver appointed for any part of its assets nor has had any encumbrance take possession of any of its property, nor has the Company or any of its subsidiaries had any execution or distress become enforceable or become levied upon any of its property.

     3.7  Books and Records Complete.  Except as set forth on Schedule 3.7, the
          --------------------------                          ------------
books of account and financial records of the Company and its subsidiaries have been kept in accordance with Applicable Law on a consistent basis and fairly and correctly set out and disclose in all material respects the current financial position of the Company and its subsidiaries; all transactions involving the Company and its subsidiaries have been accurately recorded in such books and records; and all vacation pay, bonuses, commissions and other emoluments relating to each of the employees of the Company and its subsidiaries have been accrued to date in such books.

     3.8  Financial Statements.
          --------------------

          (a) The Company has delivered to MCH copies of (i) the audited Balance Sheets of the Company as of July 31, 1999 and July 31, 2000 (the "Balance Sheet Date"), together with the audited statements of income and cash flows of the Company for the years then ended, and the notes thereto, accompanied by the reports thereon of Kellerman Klein, chartered accountants, and (ii) the unaudited consolidated Balance Sheet of the Company and its subsidiaries as of June 30, 2001 (the "Balance Sheet"), together with the related unaudited consolidated statements of income and cash flows for the eleven-month period then ended (such audited and unaudited consolidated financial statements collectively being referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, were prepared in accordance with Canadian GAAP applied on a consistent basis throughout the periods covered thereby (except to the extent disclosed therein or required by changes in Canadian GAAP) and fairly present in all material respects the financial position of the Company and its subsidiaries at the dates thereof and the results of the operations of the Company and its subsidiaries for the respective periods indicated.

          (b)  Except as disclosed in Schedule 3.8(b), there is no liability or
                                      ---------------
obligation of any kind, whether accrued, absolute, fixed, contingent, or otherwise, of the Company or its subsidiaries that is not reflected or reserved against in the Balance Sheet (or referred to in the footnotes to the Financial Statements), other than those incurred in the ordinary course of business.

     3.9  Absence of Certain Changes or Events.  Except as disclosed in Schedule
          ------------------------------------                          --------
3.9, since the Balance Sheet Date, the Company and its subsidiaries have
---
conducted their respective businesses only in the ordinary course consistent with past practice. Since April 30, 2001, except as disclosed in Schedule 3.9,
                                                                 ------------
there has not been (a) any event, circumstance, or fact (whether or not covered by insurance), individually or in the aggregate, that has resulted in a Material Adverse Effect, (b) any event, circumstance, or fact (whether or not covered by insurance), individually or in the aggregate, that materially impairs the operation of the physical assets of the Company or its subsidiaries; (c) any material change by the Company in its accounting methods, principles or practices, (d) any entry by the Company or any subsidiary into any commitment or transaction material to the Company, except in the ordinary course of business and consistent with past practice or except in connection with the negotiation and execution and delivery of the Transaction Documents, (e) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or its subsidiaries or any redemption, purchase or other acquisition of any of the Company's or its subsidiaries' securities, (f) any increase in, amendment to, or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option, stock purchase or other employee benefit plan by the Company or it subsidiaries, (g) granted any general increase in compensation, bonus or other benefits payable to the Employees of the Company or its subsidiaries, (h) paid any bonus to the Employees of the Company except for bonuses accrued on the Balance Sheet, (i) any incurrence of Debt or the grant of any Lien on the material assets of the Company or its subsidiaries to secure indebtedness for borrowed money, (j) any sale or transfer of any material assets of the Company or its subsidiaries other than in the ordinary course of business and consistent with past practice, or (k) any loan, advance or capital contribution to or investment in any person by the Company or any subsidiary (excluding any loan, advance or capital contribution to, or investment in, the Company or any wholly owned subsidiary).

     3.10 Compliance with Applicable Laws.  The business of the Company and each
          -------------------------------
of its subsidiaries has been conducted in compliance in all material respects with each Applicable Law and neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to the Company and its subsidiaries or by which their respective properties are bound or affected or (ii) any Contract, Governmental Authorization or other instrument or obligation to which either the Company or its subsidiaries is a party or by which any of the Company and its subsidiaries or their respective properties are bound or affected. No investigation or review by any Governmental Entity is pending or, to the Knowledge of the Company or the Key Employees, threatened against the Company or any of its subsidiaries, nor has any Governmental Entity indicated to the Company or its subsidiaries an intention to conduct the same.

     3.11 Absence of Litigation  Except as set forth on Schedule 3.11, there is
          ---------------------                         -------------
no claim, action, suit, inquiry, judicial, or administrative proceeding, grievance, or arbitration pending or, to the Knowledge of the Company or the Key Employees, threatened against the Company or its subsidiaries or any of the assets of the Company or its subsidiaries by or before any arbitrator or Governmental Entity, nor are there any investigations relating to the Company or any of its subsidiaries or any of their respective assets pending or, to the Knowledge of the Company or the Key Employees, threatened by or before any arbitrator or Governmental Entity. Except as set forth on Schedule 3.11, there is no judgment, decree, injunction, order,
                -------------
determination, award, finding or letter of deficiency of any Governmental Entity or arbitrator, or settlement agreement, outstanding against the Company, any of its subsidiaries or any of their respective assets. There is no action, suit, inquiry or judicial or administrative proceeding pending or, to the Knowledge of the Company or the Key Employees, threatened against any Shareholder or the Company or any of its subsidiaries relating to the transactions contemplated by this Agreement and the other Transaction Documents.

     3.12 Insurance.  Since December 31, 1999, the Company and its subsidiaries
          ---------
have been insured against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured.
Schedule 3.12 sets forth an accurate summary of all title, fire, general
-------------
liability, malpractice liability, theft, and other forms of insurance and the deductible for each policy and all fidelity bonds held by or applicable to the Company and its subsidiaries. The policies of general liability, malpractice liability, theft and other forms of insurance maintained with respect to the operations, assets or business of the Company and its subsidiaries provide adequate coverage against loss. No event has occurred, including the failure by the Company or its subsidiaries to give any notice or information or the delivery of any inaccurate or erroneous notice or information, which limits or impairs the rights of the Company or its subsidiaries under any such insurance policies in such a manner as has had or could have a Material Adverse Effect. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no insurance policy of the Company or its subsidiaries has been canceled within the last two years prior to the date hereof.

     3.13 Real Property.  Neither the Company nor any of its subsidiaries owns
          -------------
or holds any interest in any real property.

     3.14 Leased Real Property. Schedule 3.14 sets forth the address and use of
          --------------------  -------------
all the Leased Real Property. Each lease described on Schedule 3.14 is a valid
                                                      -------------
and binding obligation of the Company or its subsidiaries and is in full force and effect without amendment other than as described on Schedule 3.14. Except as
                                                        -------------
otherwise disclosed on Schedule 3.14, neither the Company nor any of its
                       -------------
subsidiaries, and to the Knowledge of the Company or the Key Employees, no other party, is in default under any lease described in Schedule 3.14. Except as set
                                                  -------------
forth on Schedule 3.14, no zoning, building or other federal, state or municipal
         -------------
law, ordinance, regulation or restriction is violated in any material respect by the continued maintenance, operation or use of the Leased Real Property or any portion thereof or interest therein in its present manner. All necessary Licenses by any Governmental Entity with respect to the Leased Real Property have been obtained, have been validly issued and are in full force and effect. Except as set forth on Schedule 3.14, the material improvements located on the
                       -------------
Leased Real Property are in sufficiently good condition (except for ordinary wear and tear) to allow the business of the Company or its subsidiaries to be operated in the ordinary course and there has been no damage to such improvements that affects the conduct of such business in any material respect that has not been repaired or remedied.

     3.15 Personal Property.  Schedule 3.15 contains a description of the items
          -----------------   -------------
of Personal Property (having a replacement cost of not less than $1,000 for each item) which comprise all Personal Property used or held for use in connection with the business and operations of the Company and its subsidiaries. All such Personal Property is located at the locations listed on Schedule 3.15. Except as
                                                        -------------
set forth on Schedule 3.15, the Company and its subsidiaries have good and
             -------------
marketable title to, or a valid leasehold or license interest in, all Personal Property, and none of the Personal Property is subject to any Lien or other encumbrances, except for Permitted Liens. Except as otherwise disclosed in
Schedule 3.15, the Personal Property is in good operating condition and repair
-------------
(ordinary wear and tear excepted). Neither the Company nor any of its subsidiaries, and to the Knowledge of the Company or the Key Employees, no other party is, in default under any of the leases, licenses and other Contracts relating to the Personal Property. Except as otherwise disclosed in Schedule
                                                                    --------
3.15, the Personal Property (i) is in good operating condition and repair
----
(ordinary wear and tear excepted) and (ii) is available for immediate use in the business and operations of the Company and its subsidiaries as currently conducted.

     3.16 Liens and Encumbrances.  All of the assets of the Company and its
          ----------------------
subsidiaries, including without limitation any leasehold interests, are free and clear of all liens, pledges, infringements, interferences, voting agreements, voting trusts, proxy agreements, claims, charges, security interests, restrictions, mortgages, deeds of trust, tenancies, and other possessory interests, conditional sale or other title retention agreements, assessments, easements, rights of way, covenants, restrictions, rights of first refusal, defects in title, encroachments, and other burdens, options or encumbrances of any kind (collectively, "Liens") except Liens set forth on Schedule 3.16 (the
                                                           -------------
"Permitted Liens").

     3.17 Environmental Matters.  The Company is not in violation of any
          ---------------------
Applicable Laws or rules of common law pertaining to the environment, natural resources, and public or employee health and safety, including any Environmental Laws, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     3.18 Taxes.  Except as set forth on Schedule 3.18:
          -----                          -------------

          (a) All material Tax Returns required to be filed by or with respect to the Company, each of its subsidiaries, and any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its subsidiaries is or was a member, have been duly and timely filed (taking into account all valid extensions of filing dates), and all such Tax Returns are true, correct and complete in all material respects. The Company, each of its subsidiaries, and any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its subsidiaries is or was a member, has duly and timely paid (or there has been paid on its behalf) all material Taxes that are due, except for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the Company's unaudited Financial Statements for the eleven months ended June 30, 2001, in accordance with Canadian GAAP. With respect to any period for which Taxes are not yet due with respect to the Company, any subsidiary, and any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its subsidiaries is or was a member, the Company and each of its subsidiaries have made due and sufficient current accruals for such Taxes in accordance with Canadian GAAP in the Company's most recent Financial Statements.

The Company and each of its subsidiaries have withheld and paid all material Taxes required by all Applicable Laws to be withheld or paid in connection with any amounts paid or owing to any employee, creditor, independent contractor, stockholder, non-resident or other third party.

          (b) There are no outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, material Taxes due from or with respect to the Company, any of its subsidiaries, or any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its subsidiaries is or was a member, for any taxable period. No audit or other proceeding by any court, governmental or regulatory authority, or similar person is pending in regard to any material Taxes due from or with respect to the Company or any of its subsidiaries or any affiliated, consolidated, combined, unitary or similar group of which the Company or any of its subsidiaries is or was a member. All material deficiencies of Taxes assessed by any applicable taxing authority have been paid, fully settled or adequately provided for in the Financial Statements. Neither the Company nor any subsidiary of the Company has received notice that any assessment of material Taxes is proposed against the Company or any of its subsidiaries or any of their assets nor is any taxing authority auditing or investigating the Company or any of its subsidiaries with respect to Taxes.

          (c) Neither the Company nor any of its subsidiaries is a party to, is bound by, or has any obligation under, any Tax sharing agreement, Tax allocation agreement or similar contract, agreement or arrangement.

          (d) There are no requests for rulings from any taxing authority for information with respect to Taxes of the Company or any of its subsidiaries and, to the Knowledge of the Company or the Key Employees, no material reassessments (for property or ad valorem Tax purposes) of any assets or any property owned or leased by the Company or any of its subsidiaries have been proposed in written form.

          (e) No circumstances exist that would make the Company or any of its subsidiaries subject to the application of any of Sections 79 to 80.04 of the Tax Act in a manner that would result in a material liability to the Company or any of its subsidiaries.

          (f) Neither the Company nor any of its subsidiaries have acquired property or services from, or disposed of property or provided services to, a person with whom it does not deal at arm's length (within the meaning of the Tax
Act) for an amount that is other than the fair market value of such property or services, or has been deemed to have done so for purposes of the Tax Act.

          (g) The Company has not deducted any amounts in computing its income in a taxation year that may be included in a subsequent taxation year under
Section 78 of the Tax Act.

          (h) For purposes of the Tax Act and the Taxation Act (Quebec), the Company has non-capital losses for its taxation years ended July 31, 1999 of C$62,662 and C$0.00, respectively, and July 31, 2000 of C$1,302,296 and
C$1,043,263, respectively, which non-capital losses the Company is entitled to deduct in computing its taxable income for its current and subsequent taxation years in accordance with the provisions of the Tax Act and the Taxation Act (Quebec).

          (i) For purposes of both the Tax Act and the Taxation Act (Quebec), the Technology has a cost amount of C$1,200,000 and cumulative eligible capital of C$779,435.

          (j) The Company was entitled, pursuant to the provisions of the Tax Act, to investment tax credits which are refundable to the Company for its taxation years ending July 31, 1999 of C$20,704.97 and July 31, 2000 of C$322,133.11. The Company is entitled, pursuant to the provisions of the Taxation Act (Quebec), to investment tax credits which are refundable to the Company for taxation years ending July 31, 1999 of C$385,105 and July 31, 2000 of C$211,188.

     3.19 Certain Agreements.
          ------------------

          (a)  Schedule 3.19(a) hereto lists each (i) employment or consulting
               ----------------
Contract, (ii) Contract under which any party thereto remains obligated to provide goods or services having a value, or to make payments aggregating, in excess of $10,000 per year, (iii) other Contract that is material to the Company and its subsidiaries, taken as a whole, (iv) Contract set forth on Schedule 3.14
                                                                   -------------
(relating to leasehold interests) and (v) Contract set forth on Schedule 3.22
                                                                -------------
(relating to Contracts with Affiliates), in any such case, to which the Company or any subsidiary is a party or to which the Company or any subsidiary or their respective assets is bound (such Contracts listed or required to be listed, the "Material Contracts"). Each Material Contract is a valid and binding obligation of the Company or one of its subsidiaries and is in full force and effect without amendment. The Company or the relevant subsidiary and, to the Knowledge of the Company or the Key Employees, each other party to the Material Contracts, has performed in all material respects the obligations required to be performed by it under the Material Contracts prior to the Closing Date and is not (with or without lapse of time or the giving of notice, or both) in breach or default thereunder. Schedule 3.19(a) identifies, as to each Material Contract listed
            ----------------
thereon, (1) whether the consent of the other party thereto is required, (2) whether notice must be provided to any party thereto (and the length of such notice) and (3) whether any payments are required (and the amount of such payments), in each case in order for such Material Contract to continue in full force and effect upon the consummation of the transactions contemplated hereby and by the other Transaction Documents, and (4) whether such Material Contract can be canceled by the other party without liability to such other party due to the consummation of the transactions contemplated hereby and by the other Transaction Documents. A complete copy of each written Material Contract and a description of each oral Material Contract set forth on Schedule 3.19(a) has
                                                        ----------------
been provided to MCH prior to the date of this Agreement.

          (b)  Except as disclosed in Schedule 3.19(b), none of the Company or
                                      ----------------
its subsidiaries is a party to any oral or written agreement, plan or arrangement with any Employee, consultant or independent contractor (i) the benefits of which are contingent, or the terms of which are materially altered, upon, or result from, the occurrence of a transaction involving the Company or its subsidiary of the nature of any of the transactions contemplated by this Agreement, (ii) providing severance benefits or other benefits after the termination of employment or other contractual relationship regardless of the reason for such termination and regardless of whether such termination is before or after a change of control or
(iii) any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the other Transaction Documents or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the other Transaction Documents.

          (c) The Company has made available to MCH (i) true and correct copies of all loan or credit agreements, notes, bonds, mortgages, indentures and other agreements and instruments pursuant to which any Debt of the Company or any of its subsidiaries is outstanding or may be incurred, each of which is set forth or referred to on Schedule 3.19(a)(ii), and (ii) accurate information regarding
                  --------------------
the respective principal amounts currently outstanding thereunder.

     3.20 Employee Matters and Benefit Plans.
          ----------------------------------

          (a)  Schedule 3.20(a) contains a true and complete list of each
               ----------------
employee benefit plan or arrangement, any life insurance, medical or other employee welfare benefits, and any plan, agreement or program providing for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, that (i) is entered into, maintained or contributed to, as the case may be, by the Company or any of its subsidiaries and (ii) covers any Employee of the Company (collectively "Benefit Arrangements"). Each Benefit Agreement has been maintained and administered in compliance with its terms and with the requirements prescribed by Applicable Laws relating to such Benefit Arrangement. No Benefit Arrangement has unfunded liabilities that, as of the Closing Date, will not be offset by insurance or fully accrued or reserved against on the Balance Sheet.

          (b)  Except as set forth on Schedule 3.20(b), no Benefit Arrangement
                                      ----------------
provides, or has any liability to provide, life insurance, medical or other employee welfare benefits to any current, former, or retired employee, consultant or director of the Company or any of its subsidiaries ("Employee") upon his or her retirement or termination of employment for any reason, except as may be required by Applicable Laws, and neither the Company nor any of its subsidiaries has ever represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) that such Employee(s) would be provided with life insurance, medical or other employee welfare benefits upon their retirement or termination of employment, except to the extent required by Applicable Laws.

          (c) Except as set forth on Schedule 3.20(c), the execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute an event under any Benefit Arrangement, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.

          (d)  Except as set forth on Schedule 3.20(d), each of the Company and
                                      ----------------
its subsidiaries (i) is in compliance in all material respects with all Applicable Laws respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees, (ii) has withheld all amounts required by Applicable Law or by agreement to be withheld from the wages, salaries and other payments to Employees,

(iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing and (iv) is not liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees.

          (e) No work stoppage or labor strike against the Company or any of its subsidiaries is pending or, to the Knowledge of the Company or the Key Employees, threatened. Except as set forth on Schedule 3.20(e), neither the
                                              ----------------
Company nor any of its subsidiaries is involved in or, to the Knowledge of the Company or the Key Shareholders, threatened with, any labor dispute, grievance, or litigation relating to labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, constitute a Material Adverse Effect. Except as set forth on Schedule 3.20(e), neither the Company nor any of its subsidiaries is
   ----------------
presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees, and no collective bargaining agreement is being negotiated by the Company or any of its subsidiaries. Without limiting the generality of the foregoing, the Company and its subsidiaries are in material compliance with, and there are no legal proceedings or proceedings of any kind under, the Labour Standards act (Quebec), the Pay Equity Act (Quebec), the Act respecting Labour Standards (Quebec), the Manpower Act (Quebec), the Act respecting Occupational Health & Safety (Quebec), the Act respecting Industrial Accidents and Occupational Diseases (Quebec) and the Charter of Human Rights and Freedoms (Quebec).

          (f) In addition to and without limiting the generality of the foregoing, with respect to each Benefit Arrangement and employment contract that has been adopted or maintained by the Company or any of its subsidiaries for the benefit of Employees in Canada (collectively, the "Canadian Benefit Plans"):

               (i)    Except as set forth on Schedule 3.20(f)(i), correct and
                                             -------------------
complete copies of the following have been provided to the Buyer:

                      A. Detailed description of current administration policies and conduct regarding non-pension benefits and their improvements;

                      B. Complete Employee data including birth dates, sex, years of service/plan membership, earnings and any other data relevant to determining benefits;

               (ii)   Except as set forth on Schedule 3.20(f)(ii), it is
                                             --------------------
represented and warranted that:

                      A. No amendments have been made to the Canadian Benefit Plans and no improvements have been promised;

                      B. In all material respects, all Employee data provided is true and correct;

                      C. All contributions or premiums required to be paid under each of the Canadian Benefit Plans have been paid in a timely fashion in accordance with the terms of such Canadian Benefit Plan and any Applicable Laws;

                      D. There are no unfunded liabilities or solvency deficiencies;

                      E. There have been no improper withdrawals, applications or transfers of assets from any Canadian Benefit Plan or related fund;

                      F. All material obligations regarding each of the Canadian Benefit Plans have been satisfied and there are no outstanding defaults or violations by any party thereto;

                      G. No material changes have occurred which would affect the actuarial valuation reports (with respect to pension plans) or financial statements (with respect to pension and non-pension plans) provided to the MetaSolv Parties;

                      H. There are no participating employers under any of the Canadian Benefit Plans, other than the Company and its subsidiaries;

                      I. No insurance policy or other contract or agreement affecting any Canadian Benefit Plan requires or permits a retroactive increase in premiums or payments due thereunder;

                      J. The level of insurance reserves under each Canadian Benefit Plan which is insured is reasonable and sufficient to provide for all incurred but unreported claims; and

                      K. There are no Canadian Benefit Plans which are pension plans.

          (g) The Company and its subsidiaries have been duly assessed for employers contributions by the Commission de la Sante et Securite du Travail ("CSST"); the business activities of the Company have been correctly classified by the CSST; the "masse salariale" has been correctly stated and assessed; and all demerit assessments have been fully disclosed and a copy of the assessments by the CSST for the last two years is attached hereto in Schedule 3.20(g).
                                                         ----------------
Neither the Company nor any of its subsidiaries has received any demerit assessments from the CSST pursuant to the Act Respecting Industrial and Occupational Diseases (or any successor legislation) for injuries or events that occurred prior to the Closing Date, nor, to the Knowledge of the Company and the Key Employees, will the Company or any of its subsidiaries be assessed for demerits in respect of injuries or events that shall have occurred prior to such date.

          (h)  Schedule 3.20(h) contains a true and complete list of all persons
               ----------------
employed by the Company and its subsidiaries, including the respective dates of hire of each, any employment agreements to which such persons are parties, a description of material compensation arrangements (other than Benefit Arrangements set forth on Schedule 3.20(a)) and a list of other terms of any and
                          ----------------
all material agreements affecting such persons. To the Knowledge of the Company or the Key Employees, no Employee is in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such Employee to be employed by the Company or any of its subsidiaries, as the case may be, because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its subsidiaries or to the use of Intellectual Property Rights or Technology of others. No notice has been given to the Company or any of its subsidiaries, nor is the Company, any of its subsidiaries or any Key Employee otherwise aware, that any Employee intends to terminate his or her employment with the Company or any of its subsidiaries, as the case may be.

          (i)  Except as set forth on Schedule 3.7, all accruals for unpaid
                                      ------------
vacation pay, premiums for unemployment insurance, health premiums, pension plan premiums, accrued wages, salaries and commissions and Benefit Arrangement payments have been reflected on the Financial Statements in accordance with Canadian GAAP.

          (j) Neither the Company nor its subsidiaries is a party to any agreement, nor has it established any policy or practice, requiring it to make a payment or provide any other form of compensation or benefit to any person performing services for the Company or its subsidiaries upon termination of such services which would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement.

          (k)  Except as otherwise set forth on Schedule 3.20(k), (i) neither
                                                ----------------
the Company nor its subsidiaries is a party to or is bound by any severance agreement or arrangement and (ii) the Shareholders do not anticipate that any such severance arrangement will be imposed under provincial or local law as a result of the consummation of the Acquisition unless the employment of an Employee is actually terminated.

     3.21 Intellectual Property.
          ---------------------

          (a) For the purposes of this Agreement, the following terms have the following definitions:

               (i) "Acquired Source Code" means any source code, or any portion, aspect or segment of any source code, relating to any asset owned by or licensed to the Company and its subsidiaries or otherwise used by the Company or its subsidiaries.

               (ii) "Commercial Software Rights" shall mean packaged commercially available software programs available to the public through retail dealers in computer software which have been licensed to the Company or its subsidiaries pursuant to an end-user license and which are used in their respective businesses, but are in no way a component of the Company and its subsidiaries' products and related Intellectual Property.

               (iii) "Intellectual Property" shall mean any Technology and Intellectual Property Rights, including Registered Intellectual Property Rights, that are owned (in whole or in part) by, the Company or its subsidiaries.

               (iv) "Intellectual Property Rights" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (A) all Canadian, United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof and equivalent or similar rights anywhere in the world in inventions and discoveries including, without limitation, invention disclosures ("Patents"); (B) all trade secrets and other rights in know-how and confidential or proprietary information; (C) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world ("Copyrights"); (D) all maskworks, maskwork registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology ("Maskworks"); (E) all industrial designs and any registrations and applications therefor throughout the world; (F) all World Wide Web addresses, domain names and sites and applications and registrations therefor; (G) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor and all goodwill associated therewith throughout the world ("Trademarks"); and (H) any similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.

               (v) "Licensed Intellectual Property" shall mean any Technology and Intellectual Property Rights, including Registered Intellectual Property Rights, that are licensed to the Company or its subsidiaries.

               (vi) "Registered Intellectual Property Rights" shall mean all Canadian, United States, international and foreign: (A) Patents, including applications therefor; (B) registered Trademarks, applications to register Trademarks, including intent-to-use applications, or other registrations or applications related to Trademarks and World Wide Web domain name registrations;
(C) Copyright registrations and applications to register Copyrights; (D) Maskwork registrations and applications to register Maskworks; and (E) any other Technology that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, provincial, or federal government or other public or private legal authority at any time.

               (vii) "Technology" shall mean any or all of the following: (A) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, net lists, records, data and Maskworks; (B) inventions (whether or not patentable), improvements and technology; (C) proprietary and confidential information, including technical data and customer and supplier lists, trade secrets and know how; (D) databases, data compilations and collections and technical data; (E) logos, trade names, trade dress, Trademarks and service marks; (F) World Wide Web addresses, domain names and sites; (G) tools, methods and processes; and (H) all instantiations of the foregoing in any form and embodied in any media.

          (b)  Schedule 3.21(b) lists (i) all Intellectual Property owned by,
               ----------------
filed in the name of, or applied for, by the Company or any of its subsidiaries (and identifies the persons holding such Intellectual Property, including the Registered Intellectual Property Rights) and lists any proceedings or actions before any court, tribunal (including the Canadian Intellectual Property Office or equivalent authority anywhere in the world) related to any Intellectual

Property and (ii) all Licensed Intellectual Property licensed to the Company or any of its subsidiaries.

          (c) Each item of the Registered Intellectual Property Rights is valid and subsisting, and all necessary registration, maintenance and renewal fees in connection with such Registered Intellectual Property Rights have been paid and all necessary documents and certificates in connection with such Registered Intellectual Property Rights have been filed with the relevant patent, copyright, trademark or other authorities in the jurisdictions where same are registered, as the case may be, for the purposes of maintaining such Registered Intellectual Property Rights. Except as set forth on Schedule 3.21(c), there are
                                                     ----------------
no actions that must be taken by the Company and its subsidiaries within one hundred twenty (120) days of the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any responses to Canadian Intellectual Property Office actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Registered Intellectual Property Rights. Except as regards evaluation, demonstration or trial copies that are not material to the business of the Company or any of its subsidiaries, in each case in which the Company or any of its subsidiaries has acquired any Technology or Intellectual Property Right from any person, the Company or its subsidiary has obtained a valid and enforceable assignment or license sufficient to irrevocably transfer or license all rights in such Technology or Intellectual Property Rights (including the right to seek past and future damages with respect thereto) to the Company or its subsidiaries. With respect to Technology and Intellectual Property Rights that have been assigned to the Company or any of its subsidiaries, in accordance with Applicable Laws, each of the Company and its subsidiaries has filed each such assignment with the relevant Governmental Entity, including the Canadian Intellectual Property Office, or their respective equivalents in the United States or in any relevant foreign jurisdiction, as the case may be. Except as set forth on Schedule 3.21(c), neither the Company nor
                                    ----------------
any of its subsidiaries has claimed a particular status, in the application for any Intellectual Property Rights, which claim of status was not at the time made, or which has since become, inaccurate or false or that will no longer be true and accurate as a result of the closing of the transactions contemplated herein. The Company and its subsidiaries have good, valid and marketable title to all Intellectual Property.

          (d) To the Knowledge of the Company or the Key Employees, there are no facts or circumstances that would render any Intellectual Property or Licensed Intellectual Property invalid or unenforceable. Without limiting the foregoing, the Shareholders know of no information, materials, facts or circumstances, including any information or fact that would constitute prior art, that would render any Registered Intellectual Property Rights of the Company invalid or unenforceable, or would adversely affect any pending application for any such Registered Intellectual Property Right and the Shareholders have not misrepresented, or failed to disclose, and, to the Knowledge of the Company or the Key Employees, there has been no misrepresentation, or failure to disclose, any fact or circumstances in any application for any such Registered Intellectual Property Right that would constitute fraud or a misrepresentation with respect to such application or that would otherwise affect the validity or enforceability of any such Registered Intellectual Property Right. Each person who has participated or was involved in the development, modification or enhancement any Intellectual Property owned by the Company or any of its subsidiaries is identified on Schedule 3.21(d).
                                                        ----------------

          (e)  Except for those listed in Schedule 3.21(e), each item of
                                          ----------------
Intellectual Property is free and clear of any or all Liens, except for non-exclusive licenses granted to end-user customers in the ordinary course of business. The Company and its subsidiaries are the exclusive owners of all Intellectual Property. Without limiting the foregoing, (i) the Company and its subsidiaries are the exclusive owners of all Trademarks used in connection with the operation or conduct of their respective businesses, including the sale, licensing, distribution or provision of any products or services by the Company and its subsidiaries and (ii) the Company and its subsidiaries own exclusively, and have good title to, all Copyrighted Works that are products of the Company and its subsidiaries or which the Company and its subsidiaries otherwise purport to own.

          (f) To the extent that any Technology has been developed or created by a third party for the Company or its subsidiaries, other than evaluation, demonstration or trial copies that are not material to the business of the Company or any of its subsidiaries, the Company or its subsidiaries has a written agreement with such third party with respect thereto and the Company or its subsidiaries thereby either (i) has obtained ownership of and is the exclusive owner of or (ii) has obtained a license (sufficient for the conduct of their respective businesses as currently conducted and as proposed to be conducted) to such third party's Intellectual Property Rights in such Technology to the extent required by operation of law or by valid assignment or license. To the extent that any Intellectual Property has been developed or created independently or jointly by a third party for the Company or its subsidiaries or is incorporated into any Intellectual Property, the Company or its subsidiaries has a written agreement with such third party with respect thereto and the Company or its subsidiaries thereby either (i) has obtained ownership of, and is the exclusive owner of all such Intellectual Property (including the right to seek past and future damages, profits or reasonable compensation with respect to such Intellectual Property) in such work, material or invention by operation of law or by valid assignment; or (ii) has obtained a perpetual, non-terminable license (sufficient for the conduct of their respective businesses as currently conducted and as proposed to be conducted). Any such third party waived its moral rights in any such Intellectual Property which has been conveyed by such third party to the Company or its subsidiaries.

          (g) Except for "shrink-wrap" or similar Commercial Software Rights, all Technology used in or necessary to the conduct of their respective businesses as presently conducted or currently contemplated to be conducted by the Company and its subsidiaries was written and created solely by either (i) employees of the Company and its subsidiaries acting within the scope of their employment or (ii) by third parties who have validly and irrevocably assigned their rights to the extent required, including Intellectual Property Rights therein, or have granted licenses therein to the Company and its subsidiaries, and no third party owns or has any rights to any of the Intellectual Property (other than licensees of the products of the Company and its subsidiaries in the ordinary and usual course of business).

          (h) Each Employee with respect to whom such agreement is required in order to legally vest title as described below has entered into a valid and binding written agreement with the Company or its subsidiaries, as the case may be, sufficient to vest title in the Company or its subsidiaries, as the case may be, to all Technology, including all accompanying Intellectual Property Rights, created by such Employee in the scope of his or her employment with the Company or its subsidiaries, as the case may be.

          (i)  Except as set forth on Schedule 3.21(i), the Company has
                                      ----------------
obtained, in writing, appropriate waivers of moral rights from each person described or referred to in Section 3.21(f) and Section 3.21(h) that has
                            ---------------     ---------------
participated in the development or creation of the Intellectual Property.

          (j) The Company and its subsidiaries have taken reasonable measures and precautions to protect and maintain the confidentiality, secrecy and value of all Intellectual Property (except Intellectual Property the value of which would be unimpaired by disclosure). Without limiting the generality of the foregoing, except as set forth on Schedule 3.21(j), (i) all Employees of the
                                  ----------------
Company and its subsidiaries who are or were involved in, or who have contributed to, the creation or development of any Intellectual Property have executed and delivered to the Company and its subsidiaries a confidentiality agreement, copies of which have been provided to MCH, and (ii) all current and former consultants and independent contractors to the Company and its subsidiaries who are or were involved in, or who have contributed to, the creation or development of any Intellectual Property have executed and delivered to the Company and its subsidiaries a confidentiality agreement, copies of which have been provided to MCH. No current or former Employee, officer, director, shareholder, consultant or independent contractor of the Company or its subsidiaries has any right, claim or interest in or with respect to any Intellectual Property.

          (k) No person who has Licensed Intellectual Property to the Company or any of its subsidiaries has ownership rights or license rights to improvements made by the Company or any of its subsidiaries in such Licensed Intellectual Property.

          (l) Neither the Company nor any of its subsidiaries has transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Technology or Intellectual Property Right that is or was Intellectual Property, to any other person. Neither the Company's nor any of its subsidiaries' rights in Intellectual Property has lapsed or entered the public domain. Except as set forth on Schedule 3.21(l), neither the Company nor any of its subsidiaries has
         ----------------
developed jointly with any other person any Intellectual Property that is material to their respective businesses with respect to which such other person has any rights. Except as set forth on Schedule 3.21(l), there is no Contract
                                       ----------------
(with the exception of end user license agreements) pursuant to which any person has any right (whether or not currently exercisable) to use, license or otherwise exploit any Intellectual Property.

          (m) Other than Commercial Software Rights and outbound "shrink-wrap" licenses in the form set forth on Schedule 3.21(m), the contracts, licenses and
                                  ----------------
agreements listed on Schedule 3.21(m) list all contracts, licenses and
                     ----------------
agreements to which the Company or any of its subsidiaries is a party with respect to any Technology or Intellectual Property Rights. Neither the Company nor any of its subsidiaries is in breach of, nor has any of the Company and its subsidiaries failed to perform under, any such contracts, licenses or agreements and, to the Knowledge of the Company or the Key Employees, no other party to any such contract, license or agreement is in breach thereof or has failed to perform thereunder.

          (n)  Schedule 3.21(n) lists all contracts, licenses and agreements
               ----------------
between the Company and its subsidiaries and any other person wherein or whereby the Company or any of its subsidiaries has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or liability or provide a right of rescission with respect to the infringement or misappropriation by the Company and its subsidiaries or such other person of the Intellectual Property Rights of any person other than the Company and its subsidiaries.

          (o) There are no contracts, licenses or agreements between the Company or any of its subsidiaries and any other person with respect to Intellectual Property or Licensed Intellectual Property under which there is any dispute regarding the scope of such contract, license or agreement, or performance under such contract, license or agreement, including with respect to any payments to be made or received by the Company or any of its subsidiaries thereunder.

          (p) The operation of the respective businesses as currently conducted, including but not limited to the design, development, use, import, branding, advertising, promotion, marketing, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company and its subsidiaries does not infringe or misappropriate any Intellectual Property Right of any person, violate any right of any person (including any right to privacy or publicity) or constitute unfair competition or trade practices under the laws of Canada, the United States, or any jurisdiction in which the Company and its subsidiaries conduct business, and neither the Company nor any of its subsidiaries has received notice from any person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company and its subsidiaries infringes or misappropriates any Intellectual Property Right of any person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor, to the Knowledge of the Company or the Key Employees, is there any basis therefor).

          (q) To the Knowledge of the Company or the Key Employees, no person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Intellectual Property Rights owned or used by any other person infringes or conflicts with, any Intellectual Property.

          (r) No Intellectual Property, Licensed Intellectual Property or service of the Company or any of its subsidiaries is subject to any proceeding or outstanding decree, order, judgment or settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company and its subsidiaries or may affect the validity, use or enforceability of such Intellectual Property, Licensed Intellectual Property or service.

          (s) No (i) product, technology, service or publication of the Company and its subsidiaries, (ii) material published or distributed by the Company or any of its subsidiaries or (iii) conduct or statement of the Company or any of its subsidiaries constitutes obscene material, a defamatory statement or material, false advertising or otherwise violates in any material respect any Applicable Laws.

          (t) The Intellectual Property and Licensed Intellectual Property constitutes all the Technology and Intellectual Property Rights used in and/or necessary to the conduct of their respective businesses as currently is conducted, and, as it is currently planned or contemplated to be conducted by the Company and its subsidiaries, including, without limitation, the design, development, manufacture, use, import and sale of products, technology and performance of services (including products, technology or services currently under development).

          (u) Neither this Agreement nor the transactions contemplated by this Agreement or any Contracts or agreements to which the Company or any of its subsidiaries is a party, will result in the Company or its subsidiaries (i) granting to any third party any right to or with respect to any Technology or Intellectual Property Rights owned by, or licensed to, any of them, (ii) being bound by, or subject to, any non-compete or other restriction on the operation or scope of their respective businesses or (iii) being obligated to pay any royalties or other amounts to any third party in excess of those payable by the Company and its subsidiaries prior to the closing of the transactions contemplated herein.

          (v) Neither the Company nor any of its subsidiaries has breached or violated in any respect the terms of its licenses, sublicenses, or other agreements relating to any Commercial Software Rights, and the Company and its subsidiaries have a valid right to use such Commercial Software Rights under such licenses, sublicenses and agreements. Neither the Company nor any of its subsidiaries is and will not be as a result of the execution and delivery of this Agreement or the performance of the obligations hereunder, in violation of any license, sublicense, or agreement relating to the Commercial Software Rights. No claims with respect to Commercial Software Rights have been asserted or, to the Knowledge of the Company or the Key Employees, are threatened by any person against the Company and its subsidiaries in connection with any Commercial Software Right. There is no material unauthorized use, infringement, or misappropriation of any Commercial Software Right by the Company and its subsidiaries or, to the Knowledge of the Company or the Key Employees, any Employee of the Company and its subsidiaries. To the Knowledge of the Company or the Key Employees, no Commercial Software Right is subject to any outstanding order, judgment, decree, stipulation, or agreement restricting in any matter the use thereof by the Company and its subsidiaries.

          (w)  Schedule 3.21(w) lists all Contracts, licenses and agreements to
               ----------------
which the Company or its subsidiaries is a party with respect to Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course) or pursuant to which a third party has licensed or transferred any Intellectual Property to the Company and its subsidiaries. Any such end-user licenses granted in the ordinary course noted above have been only in respect of object code versions of the software comprised in the Intellectual Property, and no third party has rights in or to any source code comprised in the Intellectual Property, except pursuant to an escrow arrangement as described in Section 3.21(aa).
                ----------------

          (x) All Contracts, licenses and agreements relating to either (i) Intellectual Property or (ii) Licensed Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of such Contracts, licenses and agreements. Except as set forth on Schedule 3.21(b)(ii), each of the Company and its subsidiaries is
             --------------------
in compliance with, and has not breached any term of any such Contracts, licenses and agreements and, to the Knowledge of the Company or the Key Employees, all other parties to such contracts, licenses and agreements are in compliance with, and have not materially breached any term of, such Contracts, licenses and agreements. Following the Closing Date, each of the Company and its subsidiaries will be permitted to exercise all of its rights under such Contracts, licenses and agreements to the same extent the Company and its subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company and its subsidiaries would otherwise be required to pay.

          (y)  Except as set forth on Schedule 3.21(y), neither the Company nor
                                      ----------------
any of its subsidiaries is obligated to pay any royalties or other compensation to any person in respect of its ownership, use or license of any of the Intellectual Property or Licensed Intellectual Property.

          (z) Except as regards certain Intellectual Property which may be the subject of evaluation or testing as a part of the Company's research and development activities, the Intellectual Property and Licensed Intellectual Property constitute all the Intellectual Property Rights and Technology necessary to enable the Company and its subsidiaries to conduct their respective businesses in the manner in which such business has been and is being conducted. Neither the Company nor any of its subsidiaries has (i) licensed any of the Intellectual Property to any person on an exclusive basis or (ii) entered into any covenant not to compete or Contract limiting its ability to exploit fully any Intellectual Property or to transact business in any market or geographical area or with any person.

          (aa) Except as set forth on Schedule 3.21(aa), neither the Company,
                                      -----------------
any of its subsidiaries nor the Shareholders have disclosed or delivered to any person, or permitted the disclosure or delivery to any escrow agent or other person, any Acquired Source Code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the disclosure or delivery to any person of any Acquired Source Code. Schedule 3.21(aa) identifies each Contract pursuant to
                          -----------------
which the Company and its subsidiaries has deposited or are required to deposit with an escrowholder or any other person any Acquired Source Code, and further describes whether the execution of this Agreement or the consummation of any of the transactions contemplated hereby could reasonably be expected to result in the release or disclosure of any Acquired Source Code.

          (bb) Except with respect to evaluation, demonstration or trial copies that are not material to the business of the Company or any of its subsidiaries, no product, system, program or software module designed, developed, sold, licensed or otherwise made available by the Company and its subsidiaries to any person contains any "back door," "time bomb," "Trojan horse," "worm," "drop dead device," "virus" or other software routines or hardware components designed to permit unauthorized access to or to disable or erase software, hardware or data without the consent of the user.

     3.22  Affiliate Relationships.  Except as set forth on Schedule 3.19(a)(v),
           -----------------------                          -------------------
there are no contracts or other arrangements involving the Company or its subsidiaries in which any member, manager, officer, director, shareholder or Affiliate of the Company or its subsidiaries has a financial interest, including indebtedness to the Company or its subsidiaries.

     3.23  No Dispositions.  Since the Balance Sheet Date, there has not
           ---------------
occurred any sale, lease, transfer, assignment, abandonment or other disposition of any of the assets of the

Company or its subsidiaries other than any disposition of (a) obsolete property,
(b) property in connection with the acquisition of replacement property of equal value, or (c) assets having, in the aggregate, a value of less than $5,000 disposed of in the ordinary course of business and consistent with past practices.

        3.24  Accounts Receivable.  The Accounts Receivable of the Company and
              -------------------
its subsidiaries are valid and genuine, have arisen solely out of bona fide sales and deliveries of goods, performance of services or other business transactions in the ordinary course of business consistent with past practice, and are not subject to valid defenses, set-offs or counterclaims. The allowances for collection losses associated with such Accounts Receivable in the Financial Statements have been determined in accordance with Canadian GAAP consistent with past practice. There are no discounts, trade promotions or similar marketing arrangements that affect the collectibility or value of any Accounts Receivable of the Company and its subsidiaries.

        3.25  Brokers or Finders.  Each Shareholder represents and warrants to
              ------------------
each MetaSolv Party that no agent, broker, investment banker, or other person engaged by such Shareholder or the Company is or will be entitled to any broker's or finder's fee or any other commission or similar fee (whether in cash, share of capital stock of the Company, rights to acquire shares of capital stock of the Company or otherwise) payable by MCH or the Company in connection with any of the transactions contemplated by this Agreement.

        3.26  Disclosure.  No representation or warranty by any Shareholder
              ----------
contained in this Agreement or in any certificate furnished pursuant to this Agreement, exhibit, schedule, written statement, certificate or other document delivered or to be delivered by any Shareholder pursuant to this Agreement or in connection with the consummation of the transactions contemplated hereby contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE 4

                SEVERAL REPRESENTATIONS OF THE SHAREHOLDERS AND
                               THE KEY EMPLOYEES

     Other than as provided in Section 4.12, each Shareholder and each Key
                               ------------
Employee, severally as to himself, herself or itself and not jointly, represents and warrants to each MetaSolv Party as of the date hereof as follows (with the understanding that each MetaSolv Party is relying on such representations and warranties in entering into and performing this Agreement).

        4.1  Owners of Shares.  As of the date of this Agreement, such
             ----------------
Shareholder is (i) the holder of record and owns beneficially that number of Company Common Shares as set forth opposite such Shareholder's name on Schedule
                                                                       --------
A hereto, free and clear of all Liens and (ii) a resident of the country and, if
-
such Shareholder is a resident of Canada, the province set forth opposite such Shareholder's name on Schedule 8.9 hereto. MCH is receiving good and valid title
                      ------------
to the Company Common Shares owned by such Shareholder, free and clear of all Liens. In addition, no person has any agreement or option or any right capable of becoming an agreement for the purchase of the Company Common Shares owned by such Shareholder. There is not pending any suit, action or other legal proceeding of any sort to, in any manner, restrain or prevent such Shareholder from effectually and legally transferring the Company Common Shares owned by such Shareholder to MCH, free and clear of all claims, Liens, security interests and encumbrances of any nature or kind, or any action or proceeding, the effect of which would be to cause a Lien, security interest or encumbrance of any nature or kind to attach to any of such Company Common Shares or to divest title to or ownership of any of such Company Common Shares in any manner whatsoever, or to make MCH, the Company, such Shareholder or any of them liable for damages as a result of the execution and delivery of this Agreement by such Shareholder or the completion by such Shareholder of the transactions contemplated herein and such Shareholder knows of no such claim in connection with any of the foregoing.

        4.2  Investment Representations
             --------------------------

        (a)  Except as set forth on Schedule 4.2, such Shareholder is not a U.S.
                                    ------------
Person and is not acquiring the Exchangeable Shares for the account or benefit of any U.S. Person.

        (b) The Exchangeable Shares being acquired by such Shareholder under this Agreement and the shares of MetaSolv Common Stock for which the Exchangeable Shares may be exchanged (the Exchangeable Shares together with the MetaSolv Stock, the "MetaSolv Securities") are being acquired for investment for such Shareholder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and such Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. If other than an individual, such Shareholder also represents that it has not been formed for the specific purpose of acquiring the MetaSolv Securities.

        (c) Such Shareholder understands that the MetaSolv Securities are characterized as "restricted securities" as defined in Rule 144 of the Securities Act inasmuch as they are being acquired from MCH in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Shareholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Shareholder understands that MCH is under no obligation to register any of the MetaSolv Securities issued pursuant hereto except as provided in the Registration Rights Agreement.

        (d) Such Shareholder understands that the certificates representing the Exchangeable Shares will legends to the following effect:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY STATE OR OTHER SECRURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND

     OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO THE SHARES AND THE TRANSFER SHALL THEN BE IN EFFECT; (II) THE SHARES ARE SOLD OR TRANSFERRED IN COMPLIANCE WITH REGULATION S ((S)230.901 THROUGH (S)230.905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT, INCLUDING THE REQUIREMENT THAT THE SHARES NOT BE SOLD OR TRANSFERRED IN THE UNITED STATES OR TO UNITED STATES PERSONS FOR ONE YEAR FOLLOWING THE INITIAL ISSUANCE OF THE SHARES BY THE ISSUER; OR (III) THE SHARES ARE TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, PROVIDED THAT, IF REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION IS FURNISHED TO THE CORPORATION THAT SUCH EXEMPTION IS AVAILABLE. HEDGING TRANSACTIONS WITH REGARD TO THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE TERMS AND CONDITIONS CONTAINED IN THE EXCHANGE AGREEMENT (THE "EXCHANGE AGREEMENT") DATED ON OR ABOUT JULY 20, 2001 MADE BETWEEN METASOLV CANADA HOLDINGS, INC., A CORPORATION EXISTING UNDER THE LAWS OF NOVA SCOTIA ("MCH"), METASOLV CANADA, INC., A CORPORATION EXISTING UNDER THE LAWS OF NOVA SCOTIA ("METASOLV CANADA") AND METASOLV, INC., A DELAWARE CORPORATION ("METASOLV") AND THE OTHER SIGNATORIES THERETO INCLUDING, WITHOUT LIMITATION, THE EXCHANGE RIGHT AND THE AUTOMATIC EXCHANGE RIGHT AS DEFINED IN THE EXCHANGE AGREEMENT. REFERENCE IS ALSO MADE TO THE TERMS AND CONDITIONS CONTAINED IN THE SUPPORT AGREEMENT (THE "SUPPORT AGREEMENT") DATED THE SAME DATE MADE BETWEEN MCH, METASOLV CANADA AND METASOLV; THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE DEEMED DELIVERY OF A RETRACTION REQUEST AS CONTEMPLATED IN THE SHARE PROVISIONS ATTACHED TO THESE SHARES, AND THE OVERRIDING PROVISIONS RELATING TO THE LIQUIDATION CALL RIGHT, THE REDEMPTION CALL RIGHT AND THE RETRACTION CALL RIGHT AS DEFINED THEREIN.

        (e)  Resale Restrictions.  Such Shareholder understands and acknowledges
             -------------------
that such Shareholder shall not offer, sell or otherwise transfer any MetaSolv Securities or engage in any hedging transactions with regard to any MetaSolv Securities except (i) pursuant to an effective registration statement under the Securities Act, (ii) in compliance with Regulation S or (iii) pursuant to another available exemption from registration under the Securities Act, and in each case in compliance with all other applicable federal, state, provincial and local securities laws. Such Shareholder also agrees not to conduct hedging transactions involving any MetaSolv

Security except in compliance with the Securities Act and all other applicable federal, state, provincial and local securities laws. Such Shareholder also acknowledges that MCH and MetaSolv shall refuse to register any transfer of the MetaSolv Securities not made in accordance with the preceding provisions of this
Section 4.2(e).
--------------

        4.3  Authority.  Such Shareholder or such Key Employee, as the case may
             ---------
be, has full legal capacity to execute and deliver this Agreement and the other Transaction Documents to which such Shareholder or such Key Employee, as the case may be, is a party and to perform the obligations of such Shareholder hereunder and thereunder. This Agreement and such Transaction Documents and the consummation by such Shareholder or such Key Employee, as the case may be, of the transactions contemplated hereby or thereby have been duly and validly executed and delivered by such Shareholder or such Key Employee, as the case may be, and constitute the valid and binding obligations of such Shareholder or such Key Employee, as the case may be, enforceable against such Shareholder or such Key Employee, as the case may be, in accordance with their respective terms, subject as to enforceability, to applicable bankruptcy, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        4.4  No Conflict; Required Filings and Consents.  The execution and
             ------------------------------------------
delivery of this Agreement and the Transaction Documents to which such Shareholder or such Key Employee, as the case may be, is a party by such Shareholder or such Key Employee, as the case may be, do not, and the performance by such Shareholder of the transactions contemplated hereby or thereby will not, (a) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or give any party the right to terminate or accelerate any obligation, or with respect to such Shareholder give rise to the creation of any Lien upon the Company Common Shares under, any of the terms, conditions, or provisions of any agreement or other instrument or obligation to which such Shareholder is a party or by which such Shareholder may be bound, or (b) violate any order, writ, judgment, injunction, decree, statute, law, rule, or regulation of any Governmental Entity binding upon the such Shareholder or such Key Employee, as the case may be. Except as set forth on Schedule 4.4, no Consent
                                                      ------------
of or registration, declaration, or filing with any Governmental Entity is required by or with respect to such Shareholder or such Key Employee, as the case may be, in connection with the execution and delivery of any Transaction Documents by such Shareholder or such Key Employee, as the case may be, or the consummation of the transactions contemplated hereby or thereby.

        4.5  No Unanimous Shareholders Agreement.  The Shareholders, as the sole
             -----------------------------------
shareholders of the Company, are not a party to any "unanimous shareholder agreement" (as that term is defined in the Canada Business Corporations Act).

        4.6  Taxation.  Except as set forth on Schedule 4.6, such Shareholder is
             --------
not a Non-Resident Shareholder.

        4.7  No Bankruptcy/Insolvency.  Such Shareholder or such Key Employee,
             ------------------------
as the case may be, is not insolvent, has not committed an act of bankruptcy, proposed a compromise or arrangement, or filed a proposal, to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed for any part of its assets, had an encumbrancer or any other person take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

        4.8  Related Agreements.  There are no agreements, written or oral, to
             ------------------
which such Shareholder or such Key Employee, as the case may be, or any of his, her or its Affiliates is a party with the Company or any of its subsidiaries or to which any of such persons is a party or by which any of them is bound in respect of the Company Common Shares.

        4.9  Breach of Representations.  Such Shareholder does not have any
             -------------------------
Knowledge of any breach by the Company, the Key Employees or the Key Shareholders of any breach of their representations or warranties set forth in
Article 3.

        4.10  Family Law.  There are no outstanding claims made or being
              ----------
asserted against such Shareholder under the Civil Code of Quebec, or any other Applicable Laws which would in any way prevent the transfer of the Company Common Shares owned by such Shareholder to MCH or encumber or interfere with MCH receiving full and absolute title to the Company Common Shares owned by such Shareholder free and clear of any claim of any kind made by a spouse of any such Shareholder.

        4.11  Due Execution and Delivery.  The execution and delivery of this
              --------------------------
Agreement by such Shareholder and the sale of the Company Common Shares of such Shareholder as contemplated herein have been duly authorized by all necessary corporate or other action and such Shareholder has all requisite power and authority to enter into this Agreement and to carry out the transactions of purchase and sale contemplated herein and to perform its obligations hereunder and pursuant to all other agreements required to be delivered hereunder. Such Key Employee has the requisite power and authority to enter into this Agreement, to carry out the transactions contemplated hereby and to perform his obligations hereunder and pursuant to all other agreements required to be delivered hereunder.

        4.12  BAGH Representations.  BAGH and each of the Key Employees, jointly
              --------------------
and severally, represent and warrant to each MetaSolv Party and the Company as follows (with the understanding that the MetaSolv Parties and the Company are relying on such representations and warranties in entering into and performing this Agreement):

              (a) BAGH has delivered to MCH a copy of the audited balance sheet of BAGH as of July 31, 1998 together with the audited statements of income and cash flows of the Company for the year then ended, and notes thereto, accompanied by the reports thereon of Kellerman Klein, chartered accountants (the "BAGH Financial Statements"), which BAGH Financial Statements are set forth on Schedule 4.12(a). The BAGH Financial Statements were prepared in accordance
   ----------------
with Canadian GAAP applied on a consistent basis throughout the periods covered thereby and fairly present in all material respects the financial position of BAGH including, in particular, a fair and complete representation of all liabilities of BAGH represented thereon. Schedule 4.12(a) sets forth each
                                         ----------------
liability and obligation of BAGH as of July 31, 1999 (the "BAGH Liabilities");

        (b) None of the creditors of BAGH represented on the BAGH Financial Statements or relating to the BAGH Liabilities have made, asserted, proposed or threatened to make a claim against, or hold or have asserted a security interest in, (i) the assets of BAGH, (ii) those specific assets of BAGH which are described in that certain agreement entered into between BAGH and the Company with an effective date of July 28, 1999 (the "Spin-off Agreement") or (iii) the assets owned or used by the Company. Except as set forth on Schedule 3.16, each
                                                            -------------
of the debts and liabilities of BAGH represented on the BAGH Financial Statements and each of the BAGH Liabilities have been satisfied in full.

        (c) Other than the debt evidenced by that certain promissory note executed by the Company in favor of BAGH of even date hereof, there is no other amount owed by the Company to BAGH and BAGH (i) has no claim, existing or contingent, against the Company and (ii) has no right, title or interest in the assets owned or used by the Company.

        (d) BAGH has not provided or granted to any other party, a right, charge, hypothec or any security interest on (i) the assets owned or used by the Company or (ii) those specific assets of BAGH which are described in the Spin-off Agreement other than as described on Schedule 3.16.
                                         -------------

                                   ARTICLE 5

                             OTHER REPRESENTATIONS

        5.1  MetaSolv Party Representations.  Each MetaSolv Party, jointly and
             ------------------------------
severally, represents and warrants to each Shareholder as follows (with the understanding that the Shareholders are relying on such representations and warranties in entering into and performing this Agreement):

            (a) Such MetaSolv Party is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now being conducted.

            (b) Such MetaSolv Party has all requisite corporate power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Transaction Documents by such MetaSolv Party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of such MetaSolv Party. This Agreement and the other Transaction Documents to which such MetaSolv Party is a party have been, or upon execution and delivery will be, duly executed and delivered and constitute, or upon execution and delivery will constitute, the valid and binding obligations of such MetaSolv Party, enforceable against such MetaSolv Party in accordance with their respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        (c) The execution and delivery of this Agreement and the Transaction Documents to which such MetaSolv Party is a party do not, and the performance by such MetaSolv Party of the transactions contemplated hereby or thereby will not, subject to obtaining the Consents and making the filings described in this Section, (i) violate, conflict with, or result in any breach of any provisions of such MetaSolv Party's Articles or Certificate of Incorporation, as the case may be, or Bylaws, (ii) violate, conflict with, or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, any of the terms, conditions, or provisions of any loan or credit agreement, note, bond, mortgage, indenture, or deed of trust, or any license, lease, agreement, or other instrument or obligation to which such MetaSolv Party is a party or by which it or any of its assets is bound, or (iii) violate any order, writ, judgment, injunction, decree, statute, law, rule or regulation of any Governmental Entity binding upon such MetaSolv Party or by which or to which any of its assets is bound or subject. No Consent of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such MetaSolv Party in connection with the execution and delivery of this Agreement or any Transaction Documents by such MetaSolv Party or the consummation by it of the transactions contemplated hereby or thereby. There is no claim, action, suit, inquiry, judicial or administrative proceeding, grievance or arbitration pending or, to the Knowledge of such MetaSolv Party, threatened against such MetaSolv Party relating to the transactions contemplated by this Agreement or any other Transaction Documents.

        5.2  MetaSolv Representations.  MetaSolv represents and warrants to each
             ------------------------
Shareholder as follows (with the understanding that the Shareholders are relying on such representations and warranties in entering into and performing this Agreement):

             (a)  SEC Filings; Financial Statements.
                  ---------------------------------

                  (i) MetaSolv has delivered or made available to the Company accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by MetaSolv with the SEC between January 1, 2001 and the date of this Agreement (the "MetaSolv SEC Documents"). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) (A) each of the MetaSolv SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and (B) none of the MetaSolv SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ii) The consolidated financial statements contained in the MetaSolv SEC Documents: (A) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto (B) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments) and (C) fairly present the consolidated financial position of MetaSolv and its subsidiaries as of the respective dates thereof and the consolidated results of operations of MetaSolv and its subsidiaries for the periods covered thereby.

                (iii) MetaSolv has delivered to the Shareholders' Representative the information in the form of the press release set forth on Schedule
                                                              --------
5.2(a)(iii).
-----------

             (b)  No Vote Required.  No vote of the holders of MetaSolv's issued
                  ----------------
and outstanding capital stock is required to authorize this Agreement or the transactions contemplated hereby.

        5.3  MCH Representations.  MCH represents and warrants to each
             -------------------
Shareholder as follows (with the understanding that the Shareholders are relying on such representations and warranties in entering into and performing this Agreement):

             (a)  Investment Intent.  The Shares to be acquired by MCH are being
                  -----------------
acquired for its own account, for investment and with no intention of distributing or reselling such Shares or any part thereof or interest therein in any transaction which would be a violation of the securities laws of Canada and the United States of America.

             (b)  Issuance of Exchangeable Shares. The Exchangeable Shares have
                  -------------------------------
been duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive or similar rights.

             (c)  Brokers or Finders.  MCH represents and warrants to each
                  ------------------
Shareholder that MCH has not engaged any broker, investment banker or other person that will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company or any Shareholder in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE 6

                                    CLOSING

        6.1  Closing.  The Closing is taking place at the offices of Mendelsohn
             -------
Rosentzveig Shacter, Montreal, Quebec, at 5:00 p.m., local time on July 20, 2001 (the "Closing Date").

        6.2  Actions to Occur at Closing.
             ---------------------------

             (a)  At the Closing, MCH is delivering:

                  (i) to the Shareholders' Representative, via wire transfer of immediately available funds, the Net Closing Cash Purchase Price as provided in Section 2.2(b)(i);
   -----------------

                  (ii) to the Escrow Agent, via wire transfer of immediately available funds, the Escrowed Cash Purchase Price as provided in Section
                                                                 -------
2.2(b)(ii);
-----------

                  (iii) to the Tax Escrow Agent, via wire transfer of immediately available funds, the Tax Withholding Amount as provided in Section
                                                                       -------
2.2(b)(iii);
-----------

                  (iv) to the Shareholders' Representative, signed counterparts to each of the Cash Deposit Escrow Agreement, Tax Escrow Agreement and Registration Rights Agreement;

                  (v) to each Key Employee, signed counterparts to such Key Employee's Employment Agreement;

                  (vi) to the Shareholders' Representative, a legal opinion from Vinson & Elkins L.L.P., corporate counsel to MetaSolv, dated the Closing Date, in substantially the form attached as Exhibit K hereto; and
                                            ---------

                  (vii) to the Shareholders' Representative, a legal opinion from Stewart McKelvey Stirling Scales, counsel to MetaSolv Canada and MCH, dated the Closing Date, in substantially the form attached as Exhibit M hereto.
                                                        ---------

        (b) At the Closing or as otherwise indicated, the Shareholders are delivering the following:

             (i) to MCH, certificates representing the Company Common Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, and otherwise in proper form for transfer;

             (ii) to the MetaSolv Parties, a legal opinion from Mendelsohn Rosentzveig Shacter, corporate counsel to the Key Shareholders, the Company and its subsidiaries, dated the Closing Date, in substantially the form attached as Exhibit L hereto;
---------

             (iii) to MCH, evidence of the release of all Permitted Liens;

             (iv) to MCH, evidence of the replacement of the Company's and its subsidiaries' bank account signatories with MCH's designees;

             (v) to MCH, statutory declarations by Joseph Hatchuel that each Shareholder, other than the Shareholders set forth on Schedule 4.6 (each of
                                                      ------------
which has signed a statutory declaration in the form set forth on Schedule
                                                                  --------
6.2(b)(v)(I)), are "non-residents" of Canada within the meaning of the Tax Act,
-------------
which statutory declaration shall be in the form set forth on Schedule
                                                              --------
6.2(b)(v)(II);
-------------

             (vi) to the MetaSolv Parties, signed counterparts of the Employment Agreements, executed by each of the Key Employees;

             (vii) to the MetaSolv Parties, signed counterparts of the Noncompetition Agreements executed by each Employee listed on Schedule
                                                              --------
6.2(b)(vii) and BAGH;
-----------

             (viii) to the MetaSolv Parties as of August 1, 2001, signed counterparts of the Stock Option Agreements, executed by each Employee listed on
Schedule 6.2(b)(viii); and
---------------------

             (ix) to the MetaSolv Parties, signed counterparts to this Agreement and the other Tr ansaction Documents, as applicable, with respect to each such Shareholder.

        (c) At the Closing or as otherwise indicated, MetaSolv is delivering the following:

             (i) to each of the Shareholders, signed counterparts to this Agreement, the Exchange Agreement, the Support Agreement, the Cash Escrow Agreement and the Registration Rights Agreement; and

             (ii) to each Employee listed on Schedule 6.2(b)(viii) as of August 1, 2001, signed counterparts of the Stock Option Agreements for such Employee for the number of shares listed opposite such Employee's name on Schedule
                                                                 --------
6.2(b)(viii).
------------

        (d) At the Closing, BAGH is delivering a release and waiver in the form attached as Exhibit N hereto.
            ---------

        (e) At the Closing the Company is delivering a signed counterpart to this Agreement.

        (f) At the Closing each of the Key Employees is delivering a signed counterpart to this Agreement and each Key Employee's respective Employment Agreement.

                                   ARTICLE 7

                                INDEMNIFICATION

   7.1  Indemnification of MetaSolv Indemnified Parties.  From and after the
        -----------------------------------------------
Closing and subject to the provisions of this Article 7 and Section 8.2 below,
                                                            -----------
the Shareholders and the Key Employees, jointly and severally, agree to indemnify and hold harmless the MetaSolv Indemnified Parties from and against any and all MetaSolv Indemnified Costs, provided that the Shareholders and the Key Employees shall only be severally liable under this Article 7 with respect to any MetaSolv Indemnified Representation Costs resulting from or arising out of a breach by any Shareholder of the representations and warranties in Article 4 hereof. Notwithstanding anything in this Agreement to the contrary, the Shareholders and the Key Employees, jointly and severally, also agree to indemnify and hold harmless the MetaSolv Indemnified Parties from and against any and all Undisclosed Liabilities in an amount not less than the amount of the Undisclosed Liabilities. The covenant of the Shareholders in the immediately preceding sentence shall (a) in no respects limit, restrict or impair any of the MetaSolv Indemnified Parties' other rights or privileges in this Agreement or any of the other Transaction Documents and (b) not be subject to any of the limitations on indemnification of the MetaSolv Indemnified Parties contained in
Section 7.3, Section 7.4, Section 7.5(a) or Section 7.5(c).
-----------  -----------  --------------    --------------

   7.2  Indemnification of Shareholders.  From and after the Closing and subject
        -------------------------------
to the provisions of this Article 7 and Section 8.2 below, the MetaSolv Parties,
                                        -----------
jointly and severally, agree to indemnify and hold harmless each of the Shareholder Indemnified Parties from and against any and all Shareholder Indemnified Costs.

   7.3  Defense of Third-Party Claims.  An Indemnified Party shall give prompt
        -----------------------------
written notice to any person who is obligated to provide indemnification hereunder (an "Indemnifying

Party") of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") in respect of which such Indemnified Party shall seek indemnification hereunder. Any failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it, he, or she may have to such Indemnified Party under this Article 7 unless, and only to the extent that, the failure to give such notice materially and adversely prejudices such Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as he, she or it deems appropriate; provided, however, that:

        (a) The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Parties shall pay the legal fees of the Indemnified Party if
(i) the employment of separate counsel shall have been authorized in writing by any Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Parties shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action,
(iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (iv) the Indemnified Party's counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Parties, that there is a material conflict of interest that could violate applicable standards of professional conduct to have common counsel);

        (b) The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a material adverse effect on his, her or its business;

        (c) No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

        (d) The Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action
(i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time; or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.

The parties hereto shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article 7 and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

    7.4  Direct Claims.  In any case in which an Indemnified Party seeks
         -------------
indemnification hereunder that is not subject to Section 7.3 because no third-
                                                 -----------
party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs that such Indemnified Party claims are subject to indemnification under the terms hereof. Subject to the limitations set forth in Section 8.2, the failure of the Indemnified Party to exercise
             -----------
promptness in such notification shall not amount to a waiver of such claim unless, and only to the extent that, the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.

    7.5  Limitations.  Subject to Section 8.2 hereof, the following provisions
         -----------              -----------
of this Section 7.5 shall be applicable after the time of the Closing:
        -----------

         (a) An Indemnifying Party will be liable to any Indemnified Party for Indemnified Costs only to the extent and in the amount that the aggregate amount of Indemnified Costs incurred by the MetaSolv Indemnified Parties or the Shareholder Indemnified Parties, as the case may be, exceeds $25,000 (the "Basket Amount"). After the Basket Amount is exceeded, the MetaSolv Indemnified Parties or the Shareholder Indemnified Parties, as the case may be, shall be entitled to be paid the entire amount of their Indemnified Costs including the Basket Amount, subject to the terms and conditions set forth in this Article 7.

          (b) For purposes of determining whether an Indemnifying Party shall be required to indemnify an Indemnified Party under this Article 7, each representation and warranty contained in this Agreement for which indemnification can be or is sought hereunder shall be read (including for purposes of determining whether a breach of such representation or warranty has occurred) without regard to materiality (including Material Adverse Effect) qualifications that may be contained therein.

        (c) No Indemnifying Party shall be liable for any Indemnified Representation Costs pursuant to this Article 7 unless a written claim for indemnification in accordance with Section 7.3 or Section 7.4 is given by the
                                   -----------    -----------
Indemnified Party to the Indemnifying Party with respect thereto on or before the second anniversary of the Closing Date, except that this time limitation shall not apply to any (i) claims for fraud pursuant to Section 8.2, (ii)
                                                        -----------
claims for breaches of the representations and warranties contained in Section
                                                                       -------
3.18 (relating to Taxes), which representations and warranties shall survive
----
until the expiration of the applicable statute of limitations or (iii) claims for breaches of the representations and warranties contained in Section 3.3
                                                                -----------
(relating to capital structure), Section 3.8(b) (relating to Undisclosed
                                 --------------
Liabilities) or Section 4.1 (relating to ownership of the Company Common
                -----------
Shares), which representations and warranties shall survive indefinitely.

        (d) The Shareholders, and not the Company, shall be liable for any MetaSolv Indemnified Costs sustained by any MetaSolv Indemnified Parties subject to the terms, limitations and conditions of this Article 7. In that event, the Shareholders shall not be entitled to contribution or any other payments from the Company or its subsidiaries for any MetaSolv Indemnified Costs that the Shareholders are obligated to pay. In addition, the Shareholders hereby waive and release any and all rights that they may have under this Agreement or any other Transaction Document to assert claims of contribution against the Company or its subsidiaries.

        (e)  The provisions of this Section 7.5 (other than paragraph (c)
                                    -----------
hereof) shall only be applied to Indemnified Representation Costs and shall not be applicable to any other Indemnified Costs.

    7.6  Recourse against Escrowed Purchase Price.  Without limiting the
         ----------------------------------------
foregoing, the MetaSolv Indemnified Parties shall be entitled to payment first, out of the Escrowed Cash Purchase Price, and second out of the Escrowed Shares, for all amounts due to a MetaSolv Indemnified Party with respect to any claim by a MetaSolv Indemnified Party against a Shareholder for MetaSolv Indemnified Costs payable under this Article 7. Any MetaSolv Indemnified Party seeking to be indemnified by way of payment from either the Escrowed Cash Purchase Price or the Escrowed Shares for a MetaSolv Indemnified Cost shall notify the Shareholders' Representative in writing of such claim (a "MetaSolv Claims Notice"). Failure of any MetaSolv Indemnified Party to exercise promptness in such notification shall not amount to a waiver of any such claim by any MetaSolv Indemnified Party. The MetaSolv Claims Notice shall consist of a description of each of the claims of each MetaSolv Indemnified Party seeking indemnification and the amount of such claims in U.S. dollars. If the amount of the claim is not disputed by the Shareholders' Representative, MCH and the Shareholders' Representative shall each promptly submit written instructions to the Escrow Agent to release the amount of the claim from the Escrowed Cash Purchase Price or the Escrowed Shares, as the case may be, to the MetaSolv Indemnified Party or Parties that submitted the claim in accordance with the terms of the Cash Deposit Escrow Agreement or the Share Deposit Escrow Agreement, as the case may be. If the Shareholders' Representative disputes the validity or amount of any claim submitted to the Shareholders' Representative, the Escrow Agent shall not release any of the Escrowed Cash Purchase Price or the Escrowed Shares, as the case may be, for any purpose until a final determination has been made pursuant to the terms and conditions of the Cash Deposit Escrow Agreement or the Share Deposit Escrow Agreement, as the case may be. In no event shall the MetaSolv Indemnified Parties (a) be required to recover from the Escrowed Cash Purchase Price or the Escrowed Shares prior to seeking recovery directly against the Shareholders for MetaSolv Indemnified Costs or (b) be prevented from seeking recovery directly against the Shareholders for MetaSolv Indemnified Costs if the Escrowed Cash Purchase Price or the Escrowed Shares have been returned to the MetaSolv Parties, paid to the Shareholders or otherwise.

    7.7  Tax Related Adjustments.  The parties hereto agree that any Milestone
         -----------------------
Performance Adjustment or any payment of Indemnified Costs made hereunder will be treated by the parties on their Tax Returns as an adjustment to the Purchase Price. If, notwithstanding such treatment by the parties, any payment of Indemnified Costs is determined to be taxable income rather than adjustment to Purchase Price by any taxing authority, then the Indemnifying Party shall indemnify the Indemnified Party for any Taxes payable by the Indemnified Party or any subsidiary by reason of the receipt of such payment (including any payments under this Section 7.7), determined at an assumed marginal tax rate
                    -----------
equal to the highest marginal tax rate then in effect for corporate taxpayers in the relevant jurisdiction.

                                   ARTICLE 8

                               GENERAL PROVISIONS

    8.1  Survival of Representations, Warranties, and Covenants.  Regardless of
         ------------------------------------------------------
any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, each of the representations and warranties made in this Agreement or any other Transaction Document shall survive the Closing except as provided below. The representations and warranties set forth in this Agreement (other than the representations and warranties contained in Section 3.3 (relating to capital structure), Section 3.8(b)
             -----------                                  --------------
(relating to Undisclosed Liabilities) and Section 4.1 (relating to ownership of
                                          -----------
Shares) which representations and warranties shall survive indefinitely or
Section 3.18 (relating to Taxes) which representations and warranties shall
------------
survive until the expiration of the applicable statute of limitations) or any other Transaction Document shall terminate on the second anniversary of the Closing Date. Following the date of termination of a representation or warranty, no claim can be brought with respect to a breach of such representation or warranty, but no such termination shall affect any claim for a breach of a representation or warranty that was asserted in writing pursuant to Section 7.3
                                                                    -----------
or Section 7.4 hereof before the date of termination. To the extent that such
   -----------
are performable after the Closing, each of the covenants and agreements contained in each of the Transaction Documents shall survive the Closing indefinitely.

     8.2  No Waiver Relating to Claims for Fraud.  The liability of any party
          --------------------------------------
under Article 7 shall be in addition to, and not exclusive of, any other liability that such party may have at law or equity based on such party's fraudulent acts or omissions. None of the provisions set forth in this Agreement, including but not limited to the provisions set forth in Section 7.5,
                                                                    -----------
shall be deemed a waiver by any party to this Agreement of any right or remedy that such party may have at law or equity based on any other party's fraudulent acts or omissions, nor shall any such provisions limit, or be deemed to limit,
(a) the amounts of recovery sought or awarded in any such claim for fraud, (b) the time period during which a claim for fraud may be brought, or (c) the recourse which any such party may seek against another party with respect to a claim for fraud; provided, that with respect to such rights and remedies at law or equity, the parties further acknowledge and agree that none of the provisions of this Section 8.2, nor any reference to this Section 8.2 throughout this
        -----------                            -----------
Agreement, shall be deemed a waiver of any defenses which may be available in respect of actions or claims for fraud, including but not limited to, defenses of statutes of limitations or limitations of damages.

     8.3  Amendment and Modification.  This Agreement may not be amended except
          --------------------------
by an instrument in writing signed by MCH and the Shareholders' Representative.

     8.4  Waiver of Compliance.  Any failure of any of the MetaSolv Parties on
          --------------------
the one hand, or any of the Shareholders, on the other hand, to comply with any obligation, covenant, agreement, or condition contained herein may be waived only if set forth in an instrument in writing signed by the party or parties to be bound by such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any other failure.

     8.5  Specific Performance.  The parties recognize that in the event a party
          --------------------
should refuse to perform under the provisions of this Agreement, monetary damages alone shall not be adequate. The parties shall therefore be entitled, in addition to any other remedies that may be available, including money damages, to obtain specific performance of the terms of this Agreement. In the event of any action to enforce this Agreement specifically, the parties hereby waive the defense that there is an adequate remedy at law.

     8.6  Severability.  If any term or other provision of this Agreement is
          ------------
determined by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced under any rule of Applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

     8.7  Expenses and Obligations.  All costs and expenses incurred by the
          ------------------------
parties hereto in connection with the consummation of the transactions contemplated hereby shall be borne solely and entirely by the party which has incurred such expenses. All costs and expenses incurred by the Company in connection with the consummation of such transactions shall be borne solely and entirely by the Shareholders on a joint and several basis.

     8.8  Parties in Interest.  This Agreement shall be binding upon and, except
          -------------------
as provided below, inure solely to the benefit of each party hereto and their successors, assigns and transferees, and nothing in this Agreement, except as set forth below, express or implied, is intended to confer upon any other person (other than the Indemnified Parties as provided in Article 7) any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     8.9  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be deemed given if delivered personally, transmitted by facsimile, or mailed by registered or certified mail (return receipt requested), or sent by Federal Express or other recognized overnight courier, to the parties at the following addresses (or at such other address for a party as shall be specified by written notice to the other parties):

     (a)  If to any MetaSolv party, to:

          MetaSolv, Inc.
          5560 Tennyson Parkway
          Plano, Texas 75024
          Attention:  Jonathan K. Hustis
          Facsimile:  (972) 403-8989

     with copies to:

          Vinson & Elkins L.L.P.

          3700 Trammell Crow Center
          2001 Ross Avenue
          Dallas, Texas  75201
          Attention:  Jeffrey A Chapman
          Facsimile: (214) 999-7797

          Aird & Berlis LLP
          BCE Place, 181 Bay Street
          Suite 1800
          Toronto, Ontario M5J 2T9
          Attention:  Jay A. Lefton
          Facsimile:  (416) 863-1515


     (b)  If to the Shareholders' Representative, to:

          Joseph Hatchuel
          4446 Blvd. St. Laurent
          Montreal, Quebec H2W 1Z5
          Facsimile: (514) 285-1365

          with copies to:

          Mendelsohn Rosentzveig Shacter
          1000 Sherbrooke St. West
          27th Floor
          Montreal, Quebec H3A 3G4
          Attention:  David L. Rosentzveig
          Facsimile: (514) 987-1213

        (c) If to a Shareholder, to such Shareholder at the address set forth for such Shareholder on Schedule 8.9 to this Agreement.
                        ------------

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if transmitted by facsimile, ten Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier.

     8.10  Counterparts.  This Agreement may be executed and delivered
           ------------
(including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    8.11  Entire Agreement.  This Agreement (which term shall be deemed to
          ----------------
include the exhibits and schedules hereto, the Transaction Documents and the other certificates, documents and instruments delivered hereunder) constitutes the entire agreement of the parties hereto and supersede all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof. There are no representations or warranties, agreements, or covenants other than those expressly set forth in this Agreement.

    8.12  Governing Law; Choice of Forum.  This Agreement shall be construed in
          ------------------------------
accordance with and governed by the laws of the province of Quebec and the federal laws of Canada applicable therein (without reference to its rules as to conflicts of law). The parties hereby irrevocably submit to the jurisdiction of any court in the Province of Quebec with respect to any action or proceeding arising out of or relating to this Agreement.

    8.13  Public Announcements.  Except as mutually agreed between MetaSolv and
          --------------------
the Shareholders' Representative, no Shareholder shall issue any press release or otherwise make any public statements with respect to this Agreement or the transactions contemplated hereby. MetaSolv and any of its Affiliates shall be permitted to issue any press release or otherwise make any public statements with respect to this Agreement and the transaction contemplated hereby.

    8.14  Assignment.  Neither this Agreement nor any of the rights, interests,
          ----------
or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of law or otherwise; provided, however, that upon notice to the Shareholders' Representative and without releasing MCH from any of its obligations or liabilities hereunder, (a) MetaSolv Canada and/or MCH may assign or delegate any or all of its respective rights or obligations under this Agreement to any Affiliate of MetaSolv Canada and/or MCH or any person with or into which MCH or any parent company of MetaSolv Canada and/or MCH merges or consolidates and (b) nothing in this Agreement shall limit any MetaSolv Party's ability to make a collateral assignment of its rights under this Agreement to any institutional lender that provides funds to any MetaSolv Party without the consent of the Shareholders' Representative. The Shareholders' Representative shall execute an acknowledgment of such collateral assignments in such forms as any MetaSolv Party's lenders may from time to time reasonably request; provided, however, that unless written notice is given to the Shareholders' Representative that any such collateral assignment has been foreclosed upon, the Shareholders' Representative shall be entitled to deal exclusively with the MetaSolv Parties as to any matters arising under this Agreement or any of the other agreements delivered pursuant hereto. In the event of such an assignment, the provisions of this Agreement shall inure to the benefit of and be binding on such MetaSolv Party's assigns. Any attempted assignment in violation of this Section 8.14
                                                               ------------
shall be null and void.

    8.15  Director and Officer Liability.  Other than as an assignee of this
          ------------------------------
Agreement, neither any direct or indirect holder of equity interests in MetaSolv, nor any past, present or future director, officer, employee, agent or Affiliate of MetaSolv or of any such holder, shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or any agreement contemplated hereby or in connection with the transactions contemplated by this Agreement or any such other agreement, and the Shareholders hereby waive and release all claims of any such liability and obligation.

    8.16  Appointment of Shareholders' Representative.
          -------------------------------------------

          (a) By the execution and delivery of this Agreement, each Shareholder hereby irrevocably constitutes and appoints each of Joseph Hatchuel, Toufik Abdallah and Serge Bouhadana, jointly or severally, as the true and lawful agent and attorney-in-fact (each, a "Shareholders' Representative") of such Shareholder with full authority and power of substitution to act in the name, place and stead of such Shareholder with respect to the consummation of the transactions contemplated hereunder and under the Cash Deposit Escrow Agreement, the Share Deposit Escrow Agreement and the Registration Rights Agreement.

          (b) The MetaSolv Indemnified Parties, and any other person, may conclusively and absolutely rely, without inquiry, upon any action of any Shareholders' Representative as the action of each Shareholder in all matters referred to herein, and each Shareholder confirms all that any Shareholders' Representative shall do or cause to be done by virtue of his, her or its appointment as Shareholders' Representative.

           (c) Each Shareholder covenants and agrees that it will not voluntarily revoke the power of attorney conferred in this Section 8.16. If any
                                                           ------------
Shareholder dies or becomes incapacitated, disabled or incompetent (such deceased, incapacitated, disabled or incompetent Shareholder being a "Former Shareholder") and, as a result, the power of attorney conferred by this Section
                                                                        -------
8.16 is revoked by operation of law, it shall not be a breach by such Former
----
Shareholder under this Agreement if the heirs, beneficiaries, estate, administrator, executor, guardian, conservator or other legal representative of such Former Shareholder (each a "Successor Shareholder") confirms the appointment of the Shareholders' Representative as agent and attorney-in-fact for such Successor Shareholder. Notwithstanding the foregoing sentence, if the power of attorney conferred by this Section 8.16 is revoked by operation of law
                                    ------------
and thereafter not reconfirmed by the Successor Shareholder, such revocation shall not be deemed a breach by the Successor Shareholder of any of the provisions of this Agreement provided that such Successor Shareholder executes and delivers such certificates, documents or instruments that would have been delivered on his, her or its behalf by the Shareholders' Representative had such Successor Shareholder reconfirmed the agency and power of attorney conferred by this Section 8.16. Any Shareholders' Representative may resign as a
     ------------
Shareholders' Representative for any reason and at any time by written notice to MCH and each Shareholder. If at any time a Shareholders' Representative (or any successor Shareholders' Representative) resigns from his position as a Shareholders' Representative or upon the death of a Shareholders' Representative, the Majority-in-Interest of the Shareholders shall designate a successor as soon as practicable and shall notify MCH in writing of such designation. Upon written notice delivered to MCH, the Shareholders may change the identity of any Shareholders' Representative by written consent signed by the Majority-in-Interest of the Shareholders (including as a result of the resignation or death of a Shareholders' Representative).

        (d) Each of the Shareholders hereby consents and agrees to all actions or inactions taken or omitted to be taken in good faith by any Shareholders' Representative under this Agreement or any other Transaction Document and hereby agrees to indemnify and hold harmless each Shareholders' Representative from and against all damages, losses, liabilities, charges, penalties, costs and expenses (including court costs and legal fees and expenses) incurred in any claim, action, dispute or proceeding between any such person or persons and the

Shareholders (or any of them) or between any such person or persons and any third party or otherwise incurred or suffered as a result of or arising out of such actions or inactions.

    8.17  Dollars.  Except as otherwise expressly provided herein, all sums
          -------
expressed herein or to be paid thereunder shall be calculated or paid, as applicable, in U.S. dollars. If for purposes of this Agreement or for the purpose of obtaining judgment in any court or arbitral body it is necessary to convert any currency into U.S. dollars or U.S. dollars into Canadian dollars, then the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used for such conversion shall be that published or announced by Chase Manhattan Bank, N.A. in New York, New York, United States, on the Business Day immediately preceding the day on which such calculation is to be made or such judgment is final.

    8.18  Employee Matters.  Nothing contained in this Agreement shall be deemed
          ----------------
to give any Employee the right to be retained in the employ of the Company or any of its subsidiaries on or after the Closing Date, to retain the same salary, job responsibility or job location, or to interfere with the right of the Company or any of its subsidiaries to terminate any Employee at any time.

    8.19  Headings.  The headings of this Agreement are for convenience of
          --------
reference only and are not part of the substance of this Agreement.

    8.20  Language.  The parties acknowledge that they have required and
          --------
consented that this Agreement and all related documents be prepared in English. Les parties reconnaissent avoir exige que la presente convention et tous les documents connexes soient rediges en anglais.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, all as of the date first written above.


                              MetaSolv, Inc.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              MetaSolv CANADA Inc.

                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              METASOLV CANADA HOLDINGS INC.


                              By:
                                 -----------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------



                              SHAREHOLDERS:


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Elie Abboud, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Perihane Abdallah Nasrallah, by Joseph
                                    Hatchuel, her attorney-in-fact duly
                                    appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Antonio Arcuri, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


                              B.A.G.H. TECHNOLOGIES INC.


                              By:   __________________________________c/s
                                    Name:___________________________________
                                    Title:__________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Francoise Bellon, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Philippe Bellon, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Francoise Benichou, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     David Bitton, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Nassim Bouabcha, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Samuel Bouhadana, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Ghada Boutanios, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Pascal Bouvry, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Jean-Francois Brisson, by Joseph Hatchuel,
                                    his attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Alain Cohen, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Joseph Cohen, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Gilbert Cousineau, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Yves Desrosiers, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Charles Elazar, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Samih Elhage, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Chris Erickson, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

                              FIDUCIE CLOALIMA


                              By:   __________________________________c/s
                                    Name:_________________________________
                                    Title:________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE FAMILIALE TOUSAGAMI


                              By:   __________________________________c/s
                                    Name:_________________________________
                                    Title:________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE PERSONNEL-CLE LAT45


                              By:   __________________________________c/s
                                    Name:_________________________________
                                    Title:________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE TOM-TOM


                              By:   __________________________________c/s
                                    Name:_________________________________
                                    Title:________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE YADA


                              By:   __________________________________c/s
                                    Name:_________________________________
                                    Title:________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Herve Francois, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Antoinette Giuffrida, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Fernando Gutierrez, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Theodora Hatchuel, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Toufik Issad, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Claude Jean, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Luc Lefebvre, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Benoit Lemieux, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Celine Lessard, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Aaron Minciotti, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Sarah Minciotti, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Patrick Murris, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Paula Oriani, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


                              OXHENHAM INTERNATIONAL LTD.


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )    Ginette Pelletier, by Joseph Hatchuel, her
                                   attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )    Sylvain Plourde, by Joseph Hatchuel, his
                                   attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )    Gina Ratte, by Joseph Hatchuel, her
                                   attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )    Isabelle Sicotte, by Joseph Hatchuel, her
                                   attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Robert Kimbal Solar, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Christian St-Po, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Abdul Hafiz Sultani, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Tounissoux, Sandrine, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Marie Tremblay, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Patrice Trudel, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )  __________________________________ l.s.
Witness                       )     Roland Younes, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.



                              LAT45 Degrees INFORMATION SYSTEMS INC.


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



                              KEY EMPLOYEES


                              ___________________________________________
                              Joseph Hatchuel



                              ___________________________________________
                              Toufik Abdallah



                              ___________________________________________
                              Serge Bouhadana



                              ___________________________________________
                              Jean-Nicolas Guet


     Each of the undersigned hereby accepts his appointment as Shareholders' Representative pursuant to Section 8.16.
                           ------------



                              ___________________________________________
                              Joseph Hatchuel

                              ___________________________________________
                              Toufik Abdallah



                              ___________________________________________
                              Serge Bouhadana

                                   Exhibit A

                               Exchange Agreement


                                 See attached.

                                   Exhibit B

                               Support Agreement


                                 See attached.

                                   Exhibit C

                         Cash Deposit Escrow Agreement


                                 See attached.

                                   Exhibit D

                         Share Deposit Escrow Agreement


                                 See attached.

                                   Exhibit E

                        Withholding Tax Escrow Agreement


                                 See attached.

                                   Exhibit F

                         Registration Rights Agreement


                                 See attached.

                                   Exhibit G

                          Form of Employment Agreement


                                 See attached.

                                   Exhibit H

                        Form of Noncompetition Agreement


                                 See attached.

                                   Exhibit I

                         Form of Stock Option Agreement


                                 See attached.

                                   Exhibit J

                         Exchangeable Share Provisions


                                 See attached.

                                   Exhibit K

                Form of Legal Opinion of Vinson & Elkins L.L.P.


                                 See attached.

                                   Exhibit L

            Form of Legal Opinion of Mendelsohn Rosentzveig Shacter


                                 See attached.

                                   Exhibit M

                             Form of Legal Opinion


                                 See attached.

                                   Exhibit N

                           Release and Waiver of BAGH


                                 See attached.

                                      N-1